Exhibit 99.3

                                                                EXECUTION COPY


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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee


                         COUNTRYWIDE HOME LOANS, INC.,
                                as Countrywide


                                      and


                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                  as Servicer


                                  Dated as of

                                 March 2, 2006



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


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 2nd day of March, 2006, among Countrywide Home Loans Servicing LP, (the "Servicer"), Countrywide Home Loans, Inc. ("Countrywide"), GS Mortgage Securities Corp., as assignee (the "Assignee"), and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

      WHEREAS, the Assignor and the Servicer have entered into the Servicing Agreement, dated as of July 1, 2004, as amended by that certain Amendment Reg AB dated as of January 1, 2006 ("Amendment Reg AB" and, together with the Servicing Agreement, the "Servicing Agreement"), and the Assignor and Countrywide have entered into the Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, as amended by that certain Amendment Reg AB (as amended, the "Sale Agreement") pursuant to which Countrywide sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached to the related Purchase Confirmation (as defined in the Sale Agreement);

      WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and Sale Agreement and are listed on the mortgage loan schedule attached as
Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

      WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (the "Trustee") and as a custodian, U.S. Bank National Association and JPMorgan Chase Bank, N.A., as custodians, and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights and obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder;

      NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, and all rights and obligations of the Assignor under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder) from and after the date hereof), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans, from and after March 2, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after March 2, 2006, to the extent relating to the Mortgage Loans and Countrywide hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale Agreement from and after March 2, 2006, to the extent relating to the Mortgage Loans.

      (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and Sale Agreement.

      (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

      (d) Countrywide and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

      2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

      (a) Section 3.13(b) shall be amended by deleting the second paragraph thereof and replacing it with the following:

      The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, (ii) the Company obtains an extension from the Internal Revenue Service and (iii) the Company determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Owner shall be entered into with respect to such purchase money mortgage.

      (b) Section 7.1 shall be amended as follows:

      (i) Subsection (ii) of Section 7.1 shall be deleted in its entirety and replaced with the following:


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

      "failure by the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company set forth in this Agreement (other than those listed in subsection (i) and subsection (ix) of this Section 7.1) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company; or"

            (ii) Subsection (vii) of Section 7.1 shall be amended by deleting the "." at the end of subsection (vii) and replacing it with "; or"

            (iii) Subsection (viii) of Section 7.1 shall be amended by deleting the "." at the end of subsection (viii) and replacing it with "; or"

            (iv) A new subsection (ix) shall be added immediately following subsection (viii) which shall be as follows:

      "failure by the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company set forth in Section 5.6 of this Agreement which continues unremedied for a period of 10 days after the date on which written notice of such failure, requiring the same to be remedied shall have been given to the Company."

      (c) Section 9.1(b) shall be amended by deleting it in its entirety and replacing it with the following:

      "The Company shall deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement and (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Company is not entitled pursuant to the terms of this Agreement within two Business Days of notice of the appointment of such successor. The Company shall deliver to the successor all Collateral Files and Servicing Files and related documents and statements held by it hereunder within thirty calendar days of receipt of notice of the appointment of such successor. The Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company."

      (d) Section 2(c)(iv) of that certain Amendment Reg AB shall be amended by deleting it in its entirety and replacing it with the following:

      "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and, if applicable, any Third-Party Originator to) (a) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (1) any merger, consolidation or sale of substantially all of the assets of the Company, (2) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under the Agreement or any Reconstitution Agreement that qualifies as an "entry into a material definitive agreement" under Item 1.01 of the form 8-K, (3) any Event of Default under the terms of the Agreement or any Reconstitution Agreement to the extent not known by such Purchaser,


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

Master Servicer or Depositor, and (4) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third Party Originator."

      (e) A new Section 2(c)(vi) shall be added to that certain Amendment Reg AB as follows:

      "The Company shall provide to the Purchaser and any Depositor a description of any affiliation or relationship required to be disclosed under
Item 1119 between the Company and any of the parties listed in Items 1119
(a)(1)-(6) of Regulation AB that develops following the closing date of a Securitization Transaction (other than an affiliation or relationship that the Purchaser, the Depositor or the issuing entity is required to disclose under
Item 1119 of Regulation AB) no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship. For purposes of the foregoing, the Company (1) shall be entitled to assume that the parties to the Securitization Transaction with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Depositor or Master Servicer, as applicable, requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Company pursuant to clause
(D) of paragraph (i) of this Section 2(c), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or any master servicer."

      (f) A new section 6 shall be added immediately following section 5 of that certain Amendment Reg AB which shall be as follows:

      "6. Wells Fargo Bank, N.A., as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of February 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, as trustee and as custodian, and JPMorgan Chase Bank, N.A., as a custodian, shall be considered a third-party beneficiary to Sections 2(d), 2(e) and 2(g) (solely with respect to noncompliance under Sections 2(d) and 2(e)) of this Amendment Reg AB, entitled to all the rights and benefits thereof as if it were a direct party to the Amendment Reg AB."

      3. Accuracy of Servicing Agreement. (a) The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in Section 2 above, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

      (b) Countrywide and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (ii) the Sale Agreement is in full force and effect as of the date hereof, (iii) the Sale Agreement has not been amended or modified in any respect except as contemplated herein and (iv) no notice of


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termination has been given to Countrywide under the Sale Agreement.
Countrywide, in its capacity as seller under the Sale Agreement, further represents and warrants that the representations and warranties contained in
Section 3.01 of the Sale Agreement are true and correct as of the Closing Date (as such term is defined in the Sale Agreement).

      4. Recognition of Assignee. From and after the date hereof or until the Assignee no longer owns the Mortgage Loans, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Countrywide and Assignee that the Sale Agreement shall be binding upon and inure to the benefit of Countrywide and the Assignee and their successors and assigns.

      5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor, Countrywide and the Servicer as follows:

      (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, Countrywide or the Servicer other than those contained in the Sale Agreement, the Servicing Agreement or this Assignment Agreement.

      (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and Sale Agreement.

      (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee, Countrywide, and the Servicer as follows:

      (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, the Sale Agreement and this Assignment Agreement.

      (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization,


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

moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

      (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

      (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

      (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

      7. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:

      (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

      (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

      (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan,


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

including without limitation, any provisions relating to prepayment charges, have been complied with.

      (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(c), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994, or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

      (e) HOEPA. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994.

      (f) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

      (g) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

      (h) Arbitration. With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transactions.

      (i) Prepayment Penalty. No subprime Mortgage Loan originated on or after October 1, 2002, will impose a prepayment penalty for a term in excess of three years after origination. Any Mortgage Loans originated prior to such date, and any non-subprime Mortgage Loans, will not impose prepayment penalties in excess of five years.

      (j) Manufactured Housing. To the Assignor's knowledge, with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of the Mortgage Loan.

      (k) Loan Limits. The original principal balance of each Loan Group 1 and Loan Group 3 Mortgage Loan is within Freddie Mac's dollar amount limits for conforming one- to four-family mortgage loans. No Group 1 or Group 3 Mortgage Loan contains a first lien mortgage that, at origination, exceeded the applicable loan limits specified below. The current limits are as follows:

    ---------------------------------------------------------------------
    Number of Units   Maximum Original Loan Amount of First Mortgage
    ---------------------------------------------------------------------
                 Continental United       Alaska, Guam, Hawaii or
               States or Puerto Rico     ------------------------
                                              Virgin Islands
    ---------------------------------------------------------------------
    1                 $417,000                  $625,500


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

    ---------------------------------------------------------------------
    2                 $533,850                  $800,775
    ---------------------------------------------------------------------
    3                 $645,300                  $967,950
    ---------------------------------------------------------------------
    4                 $801,950                  $1,202,925
    ---------------------------------------------------------------------


      (l) Bring Down. To the Assignor's knowledge, as of the date of this document, with respect to each Mortgage Loan, no event has occurred from and after the Original Purchase Date to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in
Section 3.02 of the Sale Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

      It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 8 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 6 and 7. It is further understood and agreed that, except as specifically set forth in Sections 6 and 7, the Assignor shall be deemed not to have made the representations and warranties in Section 7(k) with respect to, and to the extent of, representations and warranties made, as to the matters covered in
Section 7(k), by Countrywide in the Sale Agreement (or any officer's certificate delivered pursuant thereto, if any).

      It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 6 and 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

      8. Recycling Representation for Seasoned Loans. The Assignor hereby represents and warrants to the Assignee that it currently operates or actively participates in an on-going and active program to make periodic purchases of mortgage loans, and/or issues and/or purchases securities or bonds supported by the mortgages, with a portion of the proceeds generated by such program or business being used to purchase mortgages made to borrowers who are (a)(i) low-income families living in low-income areas, and/or (ii) very low-income families. The Assignor agrees that Freddie Mac for a period of two (2) years following the date of this Agreement may contact the Assignor to confirm that it continues to operate or actively participate in the mortgage business and to obtain other nonproprietary information about the Assignor's activities that may assist Freddie Mac in completing its regulatory reporting


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

requirements. The Assignor agrees to make reasonable efforts to provide such information to Freddie Mac.

      9. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to repurchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below). Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure repurchase, or substitution must take place within 90 days of discovery of such Qualification Defect. Notwithstanding the foregoing, a breach of any of the representations and warranties set forth in paragraph (l) in Section 3.01 of the Sale Agreement, paragraphs (g), (k), (l), (ee), (rr) or (ss) of Section 3.02 of the Sale Agreement, or in clauses (c), (e), (f), (g), (h), (i), (j) or (k) of Section 7 of this Agreement, in each case, will be deemed automatically to materially and adversely affect the value of such Mortgage Loan and the interests of the Trustee and Certificateholders in such Mortgage Loan.

      The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than 90 days from the date on which it is notified of the breach.

      In the event Countrywide has breached a representation or warranty under the Sale Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against Countrywide to cure such breach or purchase such mortgage loan from the Trust. If Countrywide does not within 90 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

      In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which Countrywide has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Sale Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 90 days from the date on which it is notified of the breach.


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

      In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of Countrywide to cure any breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

      Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

      For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

      "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this
Section 8, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

      "Substitute Mortgage Loan" A mortgage loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan;
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed rate or adjustable rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.02 of the Sale Agreement.

      "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

      10. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

      11. Governing Law.

      THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

      EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

      12. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

        (a) in the case of the Servicer,

            Countrywide Home Loans Servicing LP
            400 Countrywide Way
            Simi Valley, CA  93065
            Attention:  Investor Accounting

            With a copy to:
            Countrywide Home Loans, Inc.
            4500 Park Granada
            Calabasas, CA  91302
            Attention:  General Counsel

or such other address as may hereafter be furnished by the Servicer;

        (b) in the case of Countrywide,

            Countrywide Home Loans, Inc.
            4500 Park Granada
            Calabasas, California  91302
            Attn:  Darren Bigby

            With a copy to:
            Countrywide Home Loans, Inc.
            4500 Park Granada
            Calabasas, CA  91302
            Attention:  General Counsel

or such other address as may hereafter be furnished by Countrywide;

        (c) in the case of the Assignee,

            GS Mortgage Securities Corp.
            85 Broad Street
            New York, New York 10004
            Attention:  Chris Gething
            Tel.: (212) 902-1434
            Fax:  (212) 256-5107

            With a copy to:
            GS Mortgage Securities Corp.
            85 Broad Street
            New York, New York  10004
            Attention:  William Moliski
            Tel.:   (212) 357-8721
            Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

        (d) in the case of the Assignor,

            Goldman Sachs Mortgage Company
            85 Broad Street
            New York, New York 10004
            Attention:  William Moliski
            Tel.:  (212) 357-8721
            Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

      13. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      14. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

      15. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.


[SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

                             GOLDMAN SACHS MORTGAGE
                                      COMPANY

                             By: Goldman Sachs Real Estate Funding
                                          Corp., its General Partner


                             By: /s/ Mark Weiss
                                 ----------------------------
                                 Name: Mark Weiss
                                 Title:  Managing Director

                             GS MORTGAGE SECURITIES CORP.

                             By: /s/ Michelle Gill
                                 ----------------------------
                                 Name: Michelle Gill
                                 Title:  Vice President

                             COUNTRYWIDE HOME LOANS
                             SERVICING LP

                             BY:  COUNTRYWIDE GP, INC.,  ITS
                             GENERAL PARTNER


                             By: /s/ Monica Brudenell
                                 ------------------------------
                                 Name: Monica Brudenell
                                 Title: First Vice President


                             COUNTRYWIDE HOME LOANS, INC.


                             By: /s/ Monica Brudenell
                                ------------------------------
                                Name: Monica Brudenell
                                Title: First Vice President



                                CHL Step 1 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]



                                     1-1

                                                                     EXECUTION
                                   EXHIBIT 2

                              Servicing Agreement
                              -------------------

                                [See Attached]


==============================================================================





                              SERVICING AGREEMENT



                                    between

                      COUNTRYWIDE HOME LOANS SERVICING LP
                                  (Servicer)


                                      and


                        GOLDMAN SACHS MORTGAGE COMPANY
                                    (Owner)


                           Dated as of July 1, 2004



         Fixed & Adjustable-Rate First Lien Residential Mortgage Loans





==============================================================================

                          DESCRIPTION OF ATTACHMENTS


Exhibit A   MORTGAGE LOAN SCHEDULE

Exhibit B   LIST OF COLLATERAL DOCUMENTS

Exhibit C   LIST OF DOCUMENTS IN CREDIT FILE

Exhibit D   FORM OF SARBANES-OXLEY ACT CERTIFICATION

                                                                     EXECUTION

                              SERVICING AGREEMENT


     THIS SERVICING AGREEMENT (this "Agreement") dated as of July 1, 2004, is by and between COUNTRYWIDE HOME LOANS SERVICING LP, in its capacity as servicer (the "Servicer"), and GOLDMAN SACHS MORTGAGE COMPANY, and its successors and assigns, as owner (the "Owner").

          15. PRELIMINARY STATEMENT


     WHEREAS, the Owner and Countrywide Home Loans, Inc. ("Countrywide") have entered into that certain Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between the Owner, as purchaser and Countrywide, as seller, pursuant to which the Owner will purchase and Countrywide will sell from time to time, certain fixed and adjustable-rate first lien residential mortgage loans (the "Master Mortgage Loans Purchase Agreement");

     WHEREAS, the Servicer is in the business of providing primary servicing of mortgage loans and owns the right to service the Mortgage Loans (as hereinafter defined) listed on the Mortgage Loan Schedule (as hereinafter defined);

     WHEREAS, the Owner has requested the Servicer to service the Mortgage Loans and Servicer has agreed to service, as an independent contractor, such mortgage loans for the Owner on the terms and conditions set forth herein; and

     WHEREAS, the Servicer and the Owner desire to prescribe the terms and conditions regarding the management, servicing, and control of such mortgage loans.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Servicer and the Owner agree as follows:

          16.  ARTICLE I DEFINITIONS


     Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Acceptable Servicing Procedures: The procedures, including prudent collection and loan administration procedures, and standard of care employed by prudent mortgage servicers. Such standard of care (i) shall not be lower than that the Servicer customarily employs and exercises in servicing and administering similar mortgage loans for its own account, (ii) shall be in accordance with the requirements of the Servicer's policies and procedures,
(iii) shall be, at a minimum, at least as prudent as the requirements of Fannie Mae as set forth from time to time in the Fannie Mae Selling and Servicing Guide, as amended from time to time, and (iv) shall be in full compliance with all federal, state and local laws, ordinances, rules and regulations.

     Agreement: This Servicing Agreement, including all exhibits and schedules hereto, and all amendments hereof and supplements hereto.

     Ancillary Income: All income if any, derived from any Mortgage Loan, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, speed pay fees, Prepayment Charges, reconveyance and demand statement fees, loan modification fees and reamortization fees.

     Applicable Requirements: The (i) terms of the Mortgage and Mortgage Note related to each Mortgage Loan, (ii) the federal, state, local and foreign laws, statutes, rules, regulations, ordinances, standards, requirements, administrative rulings, orders and processes pertaining to Mortgage Loans, including but not limited to those pertaining to the processing, origination and servicing of the Mortgage Loans and the servicer's policies and procedures, (iii) the requirements of a Primary Mortgage Insurer (if any) with respect to the processing, origination, insuring, servicing or filing of claims in connection with the Mortgage Loans, (iv) the requirements of the Owner as set forth in this Agreement, and (v) the reasonable and customary mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

     ARM Loan: A Mortgage Loan as to which the related Mortgage Note provides that the Mortgage Interest Rate may be adjusted periodically.

     Assignment of Mortgage: An assignment of mortgage, notice of transfer, or equivalent instrument, in recordable form, sufficient under and complying with the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the assignee named therein.

     Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the States of New York, California or Texas are authorized or obligated by law or executive order to be closed.

     Closing Date: The date on which the sale and purchase of a Mortgage Loan Package is consummated between the owner and Countrywide pursuant to the terms of the Mortgage Loan Purchase Agreement.

     Code: The Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

     Collateral Documents: With respect to any Mortgage Loan, the mortgage loan documents pertaining to such Mortgage Loan which are specified in Exhibit B hereto and any additional mortgage documents pertaining to such Mortgage Loan required to be added to the related Collateral File pursuant to the terms of this Agreement.

     Collateral File: With respect to any Mortgage Loan, the file pertaining to such Mortgage Loan that contains each of the related Collateral Documents.

     Condemnation Proceeds: All awards or settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of eminent domain or condemnation.

     Consents: shall mean the unconditional written consent or approval, as necessary, of an Investor and any applicable Insurer to the Servicer's servicing of the Mortgage Loans hereunder.

     Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

     Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

     Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

     Coop Shares: Shares issued by a Cooperative Corporation.

     Cooperative Unit: A single family dwelling located in a Cooperative
Property.

     Countrywide: Countrywide Home Loans, Inc., or any successor or assign to Countrywide under this Agreement as provided herein.

     Credit File: With respect to any Mortgage Loan, a file pertaining to such Mortgage Loan and containing copies of the mortgage loan documents described on Exhibit C attached hereto, the credit documentation relating to the origination of such Mortgage Loan and copies of the Collateral Documents. Each Credit File shall be maintained by the Servicer (either on paper or on microfilm or any other comparable medium), and shall be delivered to the Owner as soon as practicable upon request.

     Custodial Account: The account or accounts created and maintained pursuant to Section 3.4 of this Agreement which account(s) shall be an Eligible Account.

     Custodial Agreement: Any agreement with respect to the Mortgage Loans governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, entered into among Countrywide, the Servicer and JPMorgan.

     Custodian: With respect to any Mortgage Loan and the related Collateral File, JPMorgan Chase Bank and any successor custodian under any custodial agreement which may be entered into between the Servicer, the Owner or any subsequent Owner and the custodian named therein regarding the warehousing and safekeeping of such Collateral File.

     Cut-off Date: With respect to a Mortgage Loan Package, the first day of the month in which the related Cutoff Date occurs or such other date as may be mutually agreed to by the parties.

     Default: Any condition or circumstance that is, or with notice or the lapse of time or both, would become, an Event of Default.

     Determination Date: The Business Day immediately preceding the related Remittance Date.

     Due Date: With respect to any Mortgage Loan, the first day of the month on which Monthly Payments on such Mortgage Loan are due, exclusive of any days of grace.

     Due Period: With respect to each Remittance Date, the period beginning on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

     Eligible Account: An account or accounts maintained with a Qualified Depository.

     Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.6.

     Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, if any, fire and hazard insurance premiums, and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

     Event of Default: Any one of the conditions or circumstances enumerated in Section 7.1.

     FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

     Fannie Mae: Fannie Mae, formerly known as the Federal National Mortgage Association, or any successor thereto.

     Fidelity Bond: A fidelity bond to be obtained by the Servicer pursuant to
Section 3.12.

     Freddie Mac: Freddie Mac, formerly known as the Federal Home Loan Mortgage Corporation or any successor thereto.

     Gross Margin: With respect to each ARM Loan, the fixed percentage amount set forth in the related Mortgage Note as shown in the Mortgage Loan Schedule, which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

     Index: With respect to any ARM Loan, the index set forth in the applicable Mortgage Note which is added to the Gross Margin to determine the Mortgage Interest Rate on each Interest Rate Adjustment Date. In the event the Index becomes unavailable for any reason, the Servicer shall select an alternative index, in accordance with the terms of the Mortgage Note, and such alternative index shall thereafter be the Index for such Mortgage Loan.

     Insurance Proceeds: Proceeds of any Primary Mortgage Insurance Policy, any title policy, any hazard insurance policy or any other insurance policy covering a Mortgage Loan or the related Mortgaged Property, including any amounts required to be deposited in the Custodial Account pursuant to Section 3.10, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with Acceptable Servicing Procedures and Section 3.14.

     Interest Rate Adjustment Date: As to any ARM Loan, the date specified in a Mortgage Note on which the Mortgage Interest Rate for the related Mortgage Loan is subject to adjustment.

     Investor: With respect to any Mortgage Loan, a Person who has a beneficial interest in, or is a record owner of, such Mortgage Loan or any trustee acting on behalf of any such Person.

     Late Collections: With respect to any Mortgage Loan, all amounts (other than Monthly Advances) received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

     Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of the Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or in connection with the sale of the Mortgaged Property if the Mortgaged Property is a REO Property.

     LPMI Fee: The portion of the Mortgage Interest Rate relating to a LPMI Loan, which is set forth on the related Mortgage Loan Schedule, to be retained by the Servicer to pay the premium due on a Primary Mortgage Insurance Policy with respect to a LPMI Loan.

     LPMI Loan: Any Mortgage Loan with respect to which the Servicer is responsible for paying the premium due on the related Primary Mortgage Insurance Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan, as set forth on the related Mortgage Loan Schedule.

     Losses: Any claims, penalties, fines, forfeitures, damages, liabilities, losses and expenses, including reasonable attorneys' fees.

     Maturity Date: With respect to any Mortgage Loan, the maturity date of the related Mortgage Note and Mortgage as specified therein.

     MERS: Mortgage Electronic Registration, Inc. a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

     MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

     MERS (R) System: The system of recording transfers of mortgages electronically maintained by MERS.

     Monthly Advance: Commencing with each Monthly Payment due on or after the related Cutoff Date, the portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section
4.3 on the Business Day immediately preceding the Remittance Date of the related month.

     Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor from time to time under the related Mortgage Note.

     Mortgage: The mortgage, mortgage deed, deed of trust or other instrument creating a first lien on or first priority ownership interest on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor, as the case may be, including any riders, addenda, assumption agreements or modifications relating thereto.

     Mortgage Interest Rate: As to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan and, with respect to an ARM Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

     Mortgage Loan: Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan's inclusion on the related Mortgage Loan Schedule, which mortgage loan includes, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds (if applicable) and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto. Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

     Mortgage Loan Package: Pools of Mortgage Loans sold to the Owner pursuant the Master Mortgage Loan Purchase Agreement.

     Mortgage Loan Remittance Rate: with respect to each Mortgage Loan, the interest rate payable to the Owner on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and any LPMI Fees, if applicable.

     Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) Countrywide's Mortgage Loan number; (2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four family residence or planned unit development; (4) the purpose of the Mortgage Loan; (5) the Mortgagor's social security number; (6) a code indicating the occupancy status of the Mortgaged Property (i.e., owner-occupied, non-owner, second home); (7) a code indicating whether the Mortgagor was self-employed at the time of origination;
(8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate; (10) whether the Mortgage Loan has Monthly Payments that are interest only for a period of time; (11) the Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity; (14) the remaining term to maturity; (15) the scheduled principal balance of the Mortgage Loan as of the Cut-off Date; (16) the principal balance of the Mortgage Loan at origination; (17) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (18) the LTV at origination or, if the Mortgage Loan was secured by a second lien, the combined LTV at origination; (19) the due date of the Mortgage Loan; (20) a PMI Policy insurer name, percent and policy number (if applicable); (21) the type of appraisal;
(22) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan; (23) a code indicating whether the Mortgaged Property has any subordinate financing; (24) a code indicating whether the Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property; (25) a code indicating whether the Mortgage Loan is subject to a prepay penalty; (26) documentation type; (27) a code indicating whether the Mortgage Loan is a buydown loan; (28) first payment date and (29) FICO score.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage, including any riders, addenda, assumption agreements or modifications relating thereto.

     Mortgaged Property: With respect to a Mortgage Loan that is not a Cooperative Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage. With respect to a Cooperative Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Cooperative Loan and the related Cooperative Lease.

     Mortgagor: The obligor on a Mortgage Note and their successors in title to the Mortgage Property.

     Nonrecoverable Advance: Any portion of any of a Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer hereunder which, in the good faith judgment of the Servicer, will not be ultimately recoverable from Late Collections.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, the Servicer, and delivered to the Owner as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer or an affiliate thereof, reasonably acceptable to the Owner.

     Owner: Goldman Sachs Mortgage Company or any permitted successor owner of any of the Mortgage Loans.

     Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a REMIC or other trust to be formed as part of a publicly or privately traded pass-through transaction retaining the Servicer as "servicer" thereunder.

     Periodic Rate Cap: With respect to each ARM Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

     Permitted Instruments: Any one or more of the following obligations or securities:

               (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase obligations with respect to any security described in clause (i) above, provided that the unsecured long-term obligations of the party agreeing to repurchase such obligations are at the time rated by Standard & Poor's Corporation in one of its three highest rating categories;

               (iii) federal funds, certificates of deposit, time deposits, and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the long-term debt obligations of such bank or trust company (or, in the case of the principal bank in a bank holding company system, the long-term debt obligations of the bank holding company) at the date of acquisition thereof have been rated by Standard & Poor's Corporation in one of its three highest rating categories;

               (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's Corporation in its highest short-term rating category; and

               (v) any other obligation or security acceptable to Standard & Poor's Corporation in respect of mortgage pass-through certificates rated in one of its three highest rating categories, as evidenced by a letter from Standard & Poor's Corporation to such effect.

     Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Prepayment Charge: With respect to any Mortgage Loan, the prepayment premium or charge, if any, required under the terms of the related Mortgage Note to be paid in connection with a Principal Prepayment, to the extent permitted by applicable law.

     Prepayment Period: With respect to a Remittance Date, the prior calendar month.

     Prepayment Interest Shortfall Amount: With respect to any Remittance Date and Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such calendar month, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

     Primary Mortgage Insurance Policy: With respect to any Mortgage Loan, the policy of primary mortgage guaranty insurance (including all endorsements thereto), if any, issued by a Qualified Insurer with respect to such Mortgage Loan, or any replacement policy.

     Primary Mortgage Insurer: The named insurer under any Primary Mortgage Insurance Policy.

     Prime: As of any date of determination, the annual interest rate, adjusted daily, published from time to time in The Wall Street Journal (Western Edition) as the "PRIME RATE" in the "MONEY RATES" section.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Condemnation Proceeds, Insurance Proceeds, and Liquidation Proceeds) which is received in advance of its scheduled Due Date (not including any Prepayment Charge) and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

     Qualified Depository: (i) A depository, the long-term unsecured debt obligations of which are rated by a nationally recognized statistical rating agency in one of its two highest rating categories at the time of any deposit therein, or (ii) a depository, the deposits of which are fully insured to the maximum extent permitted by the FDIC or (iii) the corporate trust department of a national bank; provided that they maintain a rating by a nationally recognized statistical rating agency in the highest rating categories for short term debt obligations.

Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, which insurer is approved in such capacity by an Agency.

     Reconstitution Agreements: The agreement or agreements entered into by the Servicer and the Owner and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Servicer in servicing the related Mortgage Loans.

Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Pass-Through Transfer pursuant to Section 5.9 hereof. On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Servicer shall cease to service those Mortgage Loans under this Agreement in accordance with the termination provisions set forth in Section 5.9 hereof.

     Remittance Advice Date: The 10th day of each month or, if such 10th day is not a Business Day, the first Business Day immediately following such day.

     Remittance Date: With respect to each Mortgage Loan: the eighteenth
(18th) day of any month, beginning with the eighteenth (18th) day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following such day.

     REO Property: A Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure, as described in Section 3.13.

     Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Coop Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Coop Shares and the related Proprietary Lease.

     Servicer: Countrywide Home Loans Servicing LP, a Texas limited partnership or its permitted successor in interest or any successor to the Servicer as permitted under this Agreement.

     Servicing Advances: All customary, reasonable, and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) that are incurred by the Servicer in the performance of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration, and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, and (iv) compliance with the obligations of this Agreement, including without limitation under Sections 3.8 and 3.10.

     Servicing Fee: With respect to each Mortgage Loan being serviced and administered pursuant to this Agreement, the amount of the annual fee payable to the Servicer as compensation for servicing and administering such Mortgage Loan and for managing and disposing of REO Property in accordance with the terms of this Agreement. For each Mortgage Loan, such fee shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate, multiplied by (ii) the outstanding Unpaid Principal Balance of such Mortgage Loan as of the first day of such month, and shall be payable in accordance with Section 5.3. With respect to any REO Property that is being managed by the Servicer in accordance with Section 3.13 of this Agreement, such fee shall be payable through and until the disposition of such REO Property or the transfer of the REO Property to the Owner for management by the Owner, and the amount of such fee shall be based upon the Unpaid Principal Balance of the related Mortgage Loan at the time of the related foreclosure.

     Servicing Fee Rate: As to (i) each Mortgage Loan that is an ARM Loan, ..25% per annum with respect to each Due Period occurring before the initial Interest Rate Adjustment Date, and with respect to 5/1, 7/1 and 10/1 Loans, ..375% per annum thereafter, and (ii) each Mortgage Loan that is not an ARM Loan, .25% per annum.

     Servicing File: As to each Mortgage Loan, the copies of the Collateral Documents, as well as the credit and closing packages, disclosures, copies of the all other files, books, records and documents necessary to (a) establish the eligibility of the Mortgage Loan for insurance by a Qualified Insurer, if any; and/or (b) service the Mortgage Loan in accordance with Acceptable Servicing Procedures, including the documents listed on Exhibit B hereto, some of which maybe held by the Custodian.

     Unpaid Principal Balance: With respect to each Mortgage Loan as of any date of determination: (i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Owner with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

     Whole Loan Transfer: The sale or transfer by the Owner of some or all of the Mortgage Loans in a whole loan or participation certificate format pursuant to a Reconstitution Agreement retaining the Servicer as "servicer" thereunder.

     3/1 Loan: An ARM Loan where the Mortgage Interest Rate is fixed for the first 36 months.

     5/1 Loan: An ARM Loan where the Mortgage Interest Rate is fixed for the first 60 months.

     7/1 Loan: An ARM Loan where the Mortgage Interest Rate is fixed for the first 84 months.

     10/1 Loan: An ARM Loan where the Mortgage Interest Rate is fixed for the first 120 months.

Any capitalized term used herein and not otherwise defined, shall have the meaning assigned to such term in the Master Mortgage Loan Purchase Agreement.
            17.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES FOR BREACH

Section 2.1 Representations and Warranties of the Servicer

     With respect to a Mortgage Loan Package, the Servicer represents, warrants and covenants to the Owner that, as of the related Closing Date:

     (a) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified and licensed to transact business in and is in good standing under the laws of each state where each Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. The execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its term;

     (b) The Servicer has the full power and authority to (i) perform and enter into and consummate all transactions contemplated by this Agreement and
(ii) to service each Mortgage Loan;

     (c) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer, which is in the business of servicing loans;

     (d) Neither the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's certificate of limited partnership or partnership agreement or result in a material breach of any legal restriction or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

     (e) The Servicer is an approved servicer for Fannie Mae and Freddie Mac in good standing. No event has occurred, including a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements;

     (f) There is no action, suit, proceeding, investigation or litigation pending or, to the Servicer's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Servicer would materially and adversely affect the Servicer's ability to service the Mortgage Loans hereunder in accordance with the terms hereof, or the Servicer's ability to perform its obligations under this Agreement;

     (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer, of or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;


   (h) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;


   (i) The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;


   (j) The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans registered with MERS;


   (k) The Servicer has serviced, and shall at all times service, the Mortgage Loans in accordance with the Acceptable Servicing Procedures, the Mortgage Note and applicable federal, state and local laws and regulations, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, and the Servicer shall maintain in its possession, available for the Owner's inspection and shall deliver to the Owner upon demand, evidence of compliance with all such requirements. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

     (l) The Servicer has fully furnished (or caused to be furnished), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, or any their successors and assigns (three of the credit repositories), on a monthly basis; and

     (m) No statement, report or other document prepared and furnished by the Servicer or to be prepared and furnished by the Servicer pursuant to this Agreement in connection with the transactions contemplated hereby contain or will contain any untrue statement of fact or omit to state a fact necessary to make the statements contained therein not misleading.

Section 2.2 Remedies for Breaches of Representations or Warranties.

     The Servicer shall indemnify the Owner and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from a breach of the Servicer's representations and warranties contained in Section
2.1 that materially and adversely affects the value of one or more of the Mortgage Loans. The obligations of the Servicer set forth in this Section 2.2 to indemnify the Owner as provided in this Section 2.2 constitute the sole remedies of the Owner with respect to a breach of the foregoing representations and warranties.

ARTICLE III

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.1 Identification of Mortgage Loans; Servicer to Act as Servicer

     (a) The Servicer, as independent servicer, shall commence servicing and administering each Mortgage Loan on behalf of the Owner from and after the Cut-off Date in accordance with the terms and conditions of this Agreement and Acceptable Servicing Procedures. Except as otherwise expressly provided in this Agreement, the Servicer shall have full power and authority, acting alone, to do any and all things reasonably consistent with the terms of this Agreement, including but not limited to the following: (i) to execute and deliver, on behalf of the Owner, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Owner under this Agreement. The Servicer further is authorized and empowered by the Owner, in its own name when the Servicer, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Owner, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. The Servicer shall at all times act in the best interests of the Owner in performing its obligations under this Agreement.

          (i) (b) The documents comprising the Collateral File relating to each Mortgage Loan serviced hereunder and that are retained by the Servicer pursuant to the terms hereof, together with all other documents with respect to each such Mortgage Loan which are prepared by or which come into the possession of the Servicer, shall immediately vest in the Owner and shall be held and maintained in trust by the Servicer at the will of the Owner and in a custodial capacity only. The documents comprising each Collateral File and all related documents which come into the possession of the Servicer and are so held by the Servicer shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership interest of the Owner in such Collateral File and related documents. The Servicer shall release its custody of any such documents only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans.

          The Servicer shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Owner or its designee the related Servicing File during the time the Owner retains ownership of a Mortgage Loan and thereafter in accordance with Applicable Law. The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Owner may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that in no event shall there be more than four Persons at any given time having the status of "Owner" hereunder. The Owner also shall advise the Servicer of the transfer. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred. If the Servicer receives written notification of a transfer less than five (5) Business Days before the monthly Determination Date, the Servicer's duties to remit and report to the new purchaser(s) as required by Section 5.9 hereof shall begin with the first Determination Date after the Reconstitution Date.

          (ii) (c) Consistent with the terms of this Agreement and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.3, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.3. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

          (iii) (d) As to each ARM Loan, the Servicer shall make periodic Mortgage Interest Rate and Monthly Payment adjustments, as applicable, in strict compliance with (i) the terms of the Mortgage and Mortgage Note,
     (ii) all applicable law, and (iii) Acceptable Servicing Procedures.

          (b) Section 3.2 Liquidation of Mortgage Loans

          (i) In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, and (3) the Servicer shall determine prudently to be in the best interest of the Owner. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or any other default continues for a period of 30 days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings, the Servicer shall notify the Owner in writing of the Servicer's intention to do so, and the Servicer shall not commence foreclosure proceedings if the Owner objects to such action within ten (10) Business Days of receiving such notice. In the event the Owner objects to such foreclosure action, the Servicer shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 4.3, and the Servicer's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to the Owner after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.5) or through Insurance Proceeds (respecting which it shall have similar priority).

          (ii)

          (iii) Section 3.3 Collection of Mortgage Loan Payments

          (iv)

          (v) Continuously from the date hereof until the principal and interest on all Mortgage Loans being serviced hereunder are paid in full or this Agreement is otherwise terminated, the Servicer will proceed diligently to collect all payments due under each of such Mortgage Loans when the same shall become due and payable. With respect to those Mortgage Loans, if any, as to which the Servicer collects Escrow Payments, the Servicer will ascertain or estimate, as the case may be, annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums and all other charges that, as provided in any Mortgage, will become due and payable so that the Escrow Payments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note, Primary Mortgage Insurance Policy or otherwise or against any public or governmental authority with respect to a taking or condemnation) if in its reasonable judgment it believes that it will be unable to enforce the provision of the Mortgage or other instrument pursuant to which payment is required.

          (c) Section 3.4 Establishment of Custodial Account; Deposits in Custodial Account

          (i) (a) The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts (collectively, with respect to the accounts maintained by any one Servicer, its "Custodial Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled, with respect to the Servicer, "Countrywide Home Loans Servicing LP, in trust for Goldman Sachs Mortgage Company as Owner, and any successor Owner.

          (ii) (b) With respect to each Mortgage Loan, the Servicer shall not later than the end of the second Business Day following receipt thereof, deposit in the Custodial Account and retain therein the following payments and collections received by the Servicer subsequent to the Cut-off Date:

               (i) (i) all payments on account of principal, including Principal Prepayments, actually collected by the Servicer on the Mortgage Loans;

               (ii) (ii) all payments on account of interest actually collected by the Servicer on the Mortgage Loans less the Servicing Fee;

               (iii)(iii) all Liquidation Proceeds;

               (iv) (iv) all Insurance Proceeds, other than Insurance Proceeds to be held in the Escrow Account and applied to the restoration and repair of the Mortgaged Property or released to the Mortgagor in accordance with Acceptable Servicing Procedures;

               (v) (v) all Condemnation Proceeds which are not released to the Mortgagor in accordance with the Owner's written consent and Acceptable Servicing Procedures and Section 3.14;

               (vi) any amounts with respect to Monthly Advances required to be deposited in the Custodial Account pursuant to Section 4.3;

               (vi) (vii) any amount required to be deposited in the Custodial Account pursuant to Sections 3.1(c), 3.1(d), 3.4(c), 3.10(a) or (b), 3.11(b), 3.13(c), (d) and (f), and 4.1(b) of this Agreement; and

               (vii) the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of one half of (a) one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Unpaid Principal Balance of such Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans)

     (c) The Servicer may cause the funds on deposit from time to time in the Custodial Account to be invested in Permitted Instruments, which investments shall mature not later than the Business Day immediately preceding the applicable Remittance Date next following the date of such investment. All such investments shall be made in the name of the Servicer or its nominee. All income and gain realized from any such investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The Servicer shall indemnify the Owner for any and all losses incurred in respect of any such investment by the Servicer, and the amount of any losses incurred in respect of any such investment shall be deposited in the Custodial Account by the Servicer out if its own funds immediately, without reimbursement therefor.

     (d) It is understood and agreed that payments in the nature of Ancillary Income need not be deposited by the Servicer in the Custodial Account.

          (d) Section 3.5 Permitted Withdrawals from the Custodial Account

          (i) (a) The Servicer may, from time to time, withdraw funds from the Custodial Account for the following purposes:

               (i) (i) to make payments and distributions to the Owner in the amounts and in the manner provided for in Section 4.1;

               (ii) to reimburse itself for Monthly Advances made by the Servicer from its own funds pursuant to Section 4.3, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such Monthly Advance was made and such other amounts as are collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan; (or to amounts received on the Mortgage Loans as a whole in the event that such Monthly Advance is made to pay a shortfall in a Monthly Payment made by a Mortgagor entitled to relief under the Servicemembers Civil Relief Act). Notwithstanding the foregoing, the Servicer may reimburse itself for Monthly Advances from any funds in the Custodial Account if it has determined that such funds are Nonrecoverable Advances (or if all funds, with respect to the related Mortgage Loan, have previously been remitted to the Owner);

               (iii) to reimburse itself for unreimbursed Servicing
     Advances and any unpaid Servicing Fees, Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related proceeds from Liquidation

     Proceeds, Condemnation Proceeds, Primary Mortgage Insurance Proceeds and Other Insurance Proceeds; provided that the Servicer may reimburse itself from any funds in the Custodial Account for Servicing Advances and Servicing Fees if all funds with respect to the related Mortgage Loan have previously been remitted to Owner; provided, however, that the Servicer may reimburse itself for Servicing Advances which it has determined are Nonrecoverable Advances.

               (ii) (iv) to pay itself any Servicing Fee and other servicing compensation not paid to the Servicer pursuant to Section 5.3;

               (iii)(v) to pay to itself any interest earned on funds deposited in the Custodial Account;

               (iv)

               (v) (vi) if there shall be amounts deposited in the Custodial Account in error, including the Servicing Fee and other servicing compensation not required to be deposited therein, to withdraw such amounts; and

               (vi) (vii) to clear and terminate the Custodial Account upon the termination of this Agreement in accordance with Article 8.


(e)  Section 3.6  Establishment of Escrow Account; Deposits in Escrow Account;
                  Escrow Analysis

          (i) (a) The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts (collectively, with respect to the accounts maintained by any one Servicer, its "Escrow Account"), in the form of time deposit or demand accounts, which may be interest bearing, titled, with respect to the Servicer, "Countrywide Home Loans Servicing LP, in trust for Goldman Sachs Mortgage Company, as Owner, and any successor Owner, and certain Mortgagors." The Escrow Account shall be an Eligible Account.

          (ii) (b) The Servicer shall not later than the end of the second Business Day following receipt thereof (or sooner if required by applicable law) deposit in the Escrow Account maintained by the Servicer and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals from the Escrow Account maintained by the Servicer only in accordance with Section 3.7. The Servicer shall be entitled to retain any interest earned on funds deposited in the Escrow Account maintained by the Servicer other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account maintained by the Servicer may not bear interest or that the interest earned on such escrowed funds is insufficient for such purpose.

          (f) Section 3.7 Permitted Withdrawals from the Escrow Account

     Withdrawals from the Escrow Account maintained by the Servicer may be made by the Servicer only (a) to effect timely payments of taxes, assessments, water rates, insurance premiums, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage; (b) to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Sections 3.8, 3.10 and 3.11 with respect to a related Mortgage Loan, the Servicer's right to reimburse itself pursuant to this clause (b) being limited to the amounts as may be collected by the Servicer from the related Mortgagor or from the related insurer; (c) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan; (d) for transfer to the Custodial Account in accordance with the terms of this Agreement; (e) for application to restoration or repair of the related Mortgaged Property in accordance with the provisions of Section 3.14, (f) to pay to a Mortgagor, to the extent required by Applicable Requirements, interest on the funds deposited in the Escrow Account; (g) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the related Mortgagor), (h) to remove funds inadvertently placed in the Escrow Account by the Servicer; or (i) to clear and terminate the Escrow Account upon the termination of this Agreement, in accordance with
Article 8.

          (g) Section 3.8 Payment of Taxes, Insurance and Other Charges

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of property taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums, if any, and fire and hazard insurance coverage and flood insurance, all as required hereunder. If a Mortgage Loan requires Escrow Payments, the Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date in a manner consistent with Acceptable Servicing Procedures, employing for such purpose Mortgagor deposits in the Escrow Account. The Servicer shall, with respect to each Mortgage Loan for which Escrow Payments are maintained, conduct an escrow analysis in accordance with industry standard procedures. If a Mortgage Loan does not require Escrow Payments, or if there are insufficient funds in the related Escrow Account, the Servicer shall cause all such bills to be paid on a timely basis and shall from its own funds, if necessary, make a Servicing Advance to make timely payment of all such bills. The Servicer shall monitor the payment status of such charges (including renewal premiums) by the related Mortgagor, and shall effect payment thereof in a manner consistent with Acceptable Servicing Procedures, and in all events prior to the foreclosure of any lien against the Mortgaged Property resulting from non-payment of such property taxes, assessments and other charges and prior to the termination of any such insurance coverage.

          (h) Section 3.9 Transfer of Custodial Accounts and Escrow Accounts

     The Servicer may from time to time transfer the Custodial Account or the Escrow Account maintained by it to a different depository institution, provided that each such account shall be and remain an Eligible Account.

          (i) Section 3.10 Maintenance of Hazard Insurance

          (i) The Servicer shall cause to be maintained, with a Qualified Insurer for each Mortgage Loan serviced by it, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Fannie Mae and Freddie Mac, in an amount which is at least equal to the lesser of (i) 100% of the maximum insurable value of the improvements securing the Mortgage Loan or (ii) the Unpaid Principal Balance of the Mortgage Loan. If the Mortgaged Property is in an area then identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance is available), the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac. Such flood insurance shall be in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, each as amended. The Servicer shall also maintain on each REO Property with an insurer acceptable to Fannie Mae or Freddie Mac (x) fire and hazard insurance with extended coverage in an amount that is at least equal to the maximum insurable value of the improvements securing the Mortgage Loan that are a part of such property,
     (y) liability insurance and (z) to the extent required and available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, each as amended, or other applicable federal law, flood insurance in an amount as provided above. Any costs incurred by the Servicer maintaining insurance under this Section 3.10 shall be recoverable as Servicing Advances. Any amounts collected by the Servicer under any such policies shall be paid over or applied by the Servicer in accordance with Acceptable Servicing Procedures for the restoration or repair of the Mortgaged Property subject to the related Mortgage, for release to the Mortgagor in accordance with Acceptable Servicing Procedures, or for application in reduction of the Mortgage Loan. Any such amounts shall be deposited in the Custodial Account and subject to withdrawal pursuant to Section 3.5. It is understood and agreed that no earthquake or other additional insurance is required to be maintained by the Servicer hereunder in connection with any Mortgage Loan or Mortgaged Property, other than pursuant to applicable laws and regulations that are at any time in force and require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice to the Servicer of any cancellation, reduction in amount, or material change in coverage. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent upon any policy renewal; provided, however, upon any such policy renewal, the Servicer shall not accept any such insurance policies, unless the insurers are acceptable to Fannie Mae or Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.

     In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae and Freddie Mac, the Servicer shall notify the Owner and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another Qualified Insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time.

     If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current requirements of Fannie Mae, Freddie Mac, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     Notwithstanding anything set forth in the preceding paragraphs, the Servicer agrees to indemnify the Owner for any claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner may sustain in any way related to the failure of the Mortgagor (or the Servicer) to maintain hazard insurance or flood insurance with respect to the related Mortgaged Property which complies with the requirements of this section.

(j)  Section 3.11   Maintenance of Primary Mortgage Insurance Policies;
                    Collections Thereunder

     (a) The parties acknowledge that not all Mortgage Loans will be covered by Primary Mortgage Insurance. In the event that any Mortgage Loans are or become covered by Primary Mortgage Insurance, the provisions set forth below shall apply.

     (b) If a Mortgage Loan is covered by a Primary Mortgage Insurance Policy as of the Cut-off Date, or if a Mortgage Loan becomes covered by a Primary Mortgage Insurance Policy pursuant to subsection 3.11(c) below, the Servicer shall cause the premium for each such Primary Mortgage Insurance Policy, beginning with the premium due after the Cut-off Date in the case of any Mortgage Loan covered by a Primary Insurance Policy prior to the Cut-off Date, to be paid on a timely basis and shall from its own funds, if necessary, make a Servicing Advance to pay the premium on a timely basis. The Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy that is required to be kept in force under any Mortgage and pursuant to this subsection, or pursuant to subsection 3.11(c) below, unless a replacement Primary Mortgage Insurance Policy for such canceled or non renewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in this subsection. The Servicer shall not take any action or fail to take any action that would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 4.1, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

     (c) As part of its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself and the Owner, claims under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms thereof and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.4, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.5, and remitted to the Owner on the appropriate Remittance Date.

Section 3.12 Fidelity Bond; Errors and Omissions Insurance

     The Servicer shall maintain, at its own expense, with responsible companies that meet the requirements of Fannie Mae or Freddie Mac, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees, agents and other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans (collectively, the "Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions, failure to maintain any insurance policies required pursuant to this Agreement, and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.12 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The terms of any such fidelity bond and errors and omissions insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Selling and Servicing Guide, or by Freddie Mac in the Freddie Mac Seller's and Servicer's Guide. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such fidelity bond and errors and omissions insurance policy and a statement from the surety and the insurer that such fidelity bond and errors and omissions insurance policy shall in no event be terminated or materially modified without 30 days prior written notice to the Owner.

          (k) Section 3.13 Title, Management and Disposition of Real Estate
Owned

          (i) (a) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure ("REO Property"), the deed or certificate of sale shall be taken in the name of the Servicer for the benefit of the Owner or, in the event the Owner is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

          (ii) (b) The Servicer shall manage, conserve, protect, and operate each REO Property solely for the purpose of its prompt disposition and sale. The Servicer shall either itself or through an agent selected by the Servicer, manage, conserve, protect, and operate the REO Property in accordance with Acceptable Servicing Procedures. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year) on such terms and conditions as the Servicer deems to be in the best interest of the Owner. In the event that the Owner elects to manage an REO Property, the Owner shall, prior to assuming such management, reimburse the Servicer for all unreimbursed Servicing Advances, Nonrecoverable Advances and Servicing Fees related to such REO Property.

     The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Owner shall be entered into with respect to such purchase money mortgage.

     Notwithstanding anything to the contrary contained in this Section 3.13, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Owner with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Owner, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event the Owner or its designee directs the Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all customary, reasonable, and necessary "out of pocket" costs and expenses that are incurred by the Servicer with respect to the related Mortgaged Property from the Custodial Account, as though such costs were Servicing Advances, pursuant to Section 3.4 hereof.

          (iii)

          (iv) (c) The Servicer shall hold all funds collected and received in connection with the operation of REO Property separate and apart from its own funds or general assets, in the Custodial Account.

          (v) (d) The Servicer shall deposit, or cause to be deposited not later than the end of the second Business Day following receipt thereof in the Custodial Account maintained by it all revenues received with respect to the conservation and disposition of any REO Property for distribution to the Owner pursuant to the provisions of Section 4.1.

          (vi) (e) The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage, liability insurance, and flood insurance in accordance with the provisions of Sections 3.8 and
     3.10 hereof.

          (vii) (f) The Servicer shall undertake to sell the REO Property at such price and upon such terms and conditions as the Owner shall approve that shall maximize the proceeds from the disposition of the REO Property. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account and the Servicer shall bill the Owner in accordance with Section 3.5(b) for such expenses and for any related unreimbursed Servicing Advances, unreimbursed Nonrecoverable Advances, unpaid Servicing Fees, unpaid property management fees.

          (l) Section 3.14 Application of Proceeds of Insurance to Repair or Restoration

     The Servicer shall collect the proceeds from all policies of insurance required to be maintained pursuant to Section 3.10 with respect to all losses that may occur. The Servicer may remit such proceeds to the Mortgagor toward the restoration or repair of the related property in a manner, and shall otherwise take such actions in connection with such restoration and repair, as shall be consistent with Acceptable Servicing Procedures.

   The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than the lesser of $15,000, at a minimum the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                  (1) The Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                  (2) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

                  (3) the Servicer shall verify that the Mortgage Loan is not in default; and

                  (4) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

Section 3.15  Inspections

     The Servicer or its authorized representative shall conduct inspections of Mortgaged Properties at such times and in a manner consistent with Acceptable Servicing Procedures. For any Mortgage Loan that is not insured by a Primary Mortgage Insurance Policy, in the event such Mortgage Loan becomes 45 days delinquent, (a) the Servicer shall inspect the related Mortgage Property as promptly as practicable after the 45th day of delinquency, (b) the Servicer may perform an inspection at such other times and at such intervals as the Servicer deems appropriate and (c) the Servicer shall immediately perform an inspection upon any abandonment of the related Mortgaged Property. For any Mortgage Loan that is insured by a Primary Mortgage Insurance Policy, the Servicer shall inspect the related Mortgaged Property as directed by the related Primary Insurer; provided, however, that, at a minimum, in the event the Mortgage Loan becomes 60 days delinquent, the Servicer shall inspect the related Mortgaged Property prior to the 90th day of delinquency. The Servicer shall keep a written report of each such inspection.

                                  ARTICLE IV

                             PAYMENTS TO THE OWNER

          (m) Section 4.1 Distributions

          (i) (a) On each Remittance Date the Servicer shall remit to the Owner (a) all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges or withdrawals from the Custodial Account pursuant to Section 3.5, plus (b) all Monthly Advances, if any, that the Servicer is obligated to distribute pursuant to Section 4.3; minus (c) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period; minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date. It is understood that by operation of Section 3.4, the remittance on the first Remittance Date with respect to a Mortgage Loan Package is to include principal collected after the Cut-off Date through the preceding Determination Date plus interest, adjusted to the Mortgage Loan Remittance Rate, collected through such Determination Date exclusive of any portion thereof allocable to the period of time prior to the Cut-off Date, with the adjustments specified in (b), (c) and (d) above. Each such remittance shall be made by wire or other electronic funds transfer of immediately available funds to the account of the Owner according to the written wire instructions provided by the Owner to the Servicer from time to time.

          (ii) (b) With respect to any remittance to the Owner made by the Servicer after the second Business Day following the Business Day on which such remittance was due, the Servicer shall pay to the Owner interest on such late remittance at an annual rate equal to Prime plus two percent (2.0%), but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late remittance is made and shall cover the period commencing with the date on which such remittance was due and ending with the Business Day on which such late remittance is made, both inclusive. Such interest shall be remitted along with such late remittance. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

          (n) Section 4.2 Reports

     (a) Not later than each Remittance Advice Date, the Servicer shall furnish to the Owner via any electronic medium a monthly report in a form reasonable acceptable to institutional buyers of mortgage loans, which report shall include, without limitation, with respect to each Mortgage Loan the following loan-level information: (i) the balance due as of the last day of the related Due Period, (ii) all Principal Prepayments applied to the Mortgagor's account during the related Prepayment Period, and (iii) the delinquency and bankruptcy status of the Mortgage Loan, if applicable.

     (b) With respect to any REO Property, and upon the request of the Owner, the Servicer shall furnish to the Owner a statement describing the Servicer's efforts during the previous month in connection with the sale of such REO Property, including any rental of such REO Property incidental to the sale thereof and an operating statement. The Servicer shall also provide the Owner with such information concerning the Mortgage Loans as is necessary for Owner to prepare its federal income tax return and as the Owner may reasonably request from time to time. The Owner agrees to pay for all reasonable out-of-pocket expenses incurred by the Servicer in connection with complying with any request made by the Owner hereunder if such information is not customarily provided by the Servicer in the ordinary course of servicing mortgage loans similar to the Mortgage Loans.

Section 4.3 Monthly Advances by Servicer

     On the Determination Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments to the extent not allocable to the period prior to the Cut-off Date (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent as of the close of business on the Business Day prior to the related Determination Date or which were deferred pursuant to Section 3.1(c). Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Owner required to be made on such Remittance Date. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of: (i) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (ii) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property, provided however, that if requested by a Rating Agency in connection with Pass-Through Transfer, the Servicer shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by two officers of the Servicer evidencing such determination.

                                   ARTICLE V

                    GENERAL SERVICING PROCEDURE; COVENANTS;
                        REPRESENTATIONS AND WARRANTIES

          (o) Section 5.1 Assumption Agreements

          (i) (a) The Servicer will use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold, whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note, provided that in accordance with the terms of the Mortgage Note, the Servicer may permit an assumption if but only if the Owner approves the creditworthiness of the assuming party. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer will, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, the Servicer will not exercise such rights if prohibited by Applicable Requirements from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under Applicable Requirements to enforce such "due-on-sale" clause, the Servicer will request the written permission of the Primary Mortgage Insurer, if required to cause the coverage under the Primary Mortgage Insurance Policy to remain in full force and effect, and the Owner prior to entering into an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by Applicable Requirements, the Mortgagor remains liable thereon. In connection with any such assumption, the related Mortgage Interest Rate, the Unpaid Principal Balance, and the term of the Mortgage Loan may not be changed. If an assumption is allowed pursuant to this Section 5.1(a), the Servicer, with the prior consent of the Primary Mortgage Insurer, if any, is authorized to enter into a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

          (ii) (b) The Servicer shall follow Acceptable Servicing Procedures (including underwriting standards) with respect to any such assumption or substitution of liability. The Servicer shall notify the Owner that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner or its designee the original of any such substitution of liability or assumption agreement, which document shall be added to the related Collateral File and shall, for all purposes, be considered a part of such Collateral File to the same extent as all other documents and instruments constituting a part thereof.

          (iii) (c) For purposes of this Section 5.1, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

          (p) Section 5.2 Satisfaction of Mortgages and Release of Collateral Files

     (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer (i) shall prepare the appropriate documents and instruments required to satisfy or release the lien of the Mortgage in accordance with applicable state law requirements, (ii) shall promptly and within the time periods appropriate to process the satisfaction or release within the applicable legal deadlines notify the Owner of such event and (iii) shall request that the Owner deliver the required portion of the Collateral File to the Servicer. The Owner shall, within five (5) Business Days following its receipt of any such certification and request, send to the Servicer the requested portion of the Collateral File. Upon receipt of such package, the Servicer shall prepare and execute the documents and instruments necessary to satisfy or release the lien of the Mortgage and shall process such satisfaction or release in accordance with applicable state law requirements. In addition, if, with respect to any Mortgage Loan that has been paid in full, the Owner has recorded or caused to be recorded in the appropriate public recording office of the jurisdiction in which the related Mortgaged Property is located the related Assignment of Mortgage which designates the Owner as the holder of record of the Mortgage, the Servicer shall prepare and deliver to the Owner, together with a request for execution, the documents and instruments necessary to satisfy or release the lien of the Mortgage. The Owner shall, within five (5) Business Days following its receipt of any such request, send to the Servicer the fully-executed documents that were prepared and requested by the Servicer. Upon receipt of such package, the Servicer shall process such satisfaction or release in accordance with applicable state law requirements. In the event that applicable state law requires that a satisfaction or release be recorded within a shorter time period than the processes set forth above permits, the Servicer shall advise the Owner accordingly and shall use reasonable efforts to ensure that the lien of the Mortgage is released or satisfied in accordance with applicable state law requirements. The Owner shall assist therewith by returning to the Servicer the required portion of the Collateral File (and, if applicable, the executed satisfaction and release documents and instruments) within the time periods specified by the Servicer. The Servicer shall not be liable for and the Owner shall indemnify the Servicer against any third party liability for failure to release the lien of a Mortgage as required under applicable law to the extent that such failure was caused by the Owner's breach of its obligations under this Section 5.2.

     (b) If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, upon written demand of the Owner, the Servicer shall remit to the Owner the then unpaid principal balance of the related Mortgage Loan. The Servicer shall maintain the fidelity bond and errors and omissions insurance policy as provided for in Section 3.12 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

          (q) Section 5.3 Servicing Compensation

     As compensation for its services hereunder, the Servicer shall be entitled to pay itself the Servicing Fee with respect to each Mortgage Loan from the gross amount of interest payments on such Mortgage Loan which are actually received by the Servicer with respect thereto. Additional servicing compensation in the form of all Ancillary Income which are actually received by the Servicer may be retained by the Servicer to the extent not required to be deposited into the Custodial Account pursuant to the terms of this Agreement. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for in this Agreement.

          (r) Section 5.4 Statements as to Compliance

     The Servicer will deliver to the Owner, by March 15th of each year, beginning in 2004, an Officer's Certificate, stating that (i) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officer's supervision, (ii) based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the actions being taken by the Servicer to cure such default, and (iii) all reports and information provided to the Owner by the Servicer, pursuant to the Servicer's reporting requirements under the Agreement, are accurate and complete in all material respects. Copies of such statement may be provided by the Owner to any Person identified as a prospective purchaser of the Mortgage Loans.

          (s) Section 5.5 Annual Independent Public Accountants' Servicing
Report

     The Servicer shall, on or before March 15th of each year, beginning in 2004, cause, at its sole cost and expense, a firm of independent public accountants, which is a member of the American Institute of Certified Public Accountants, to furnish a statement to the Owner to the effect that such firm has examined certain documents and records and performed certain other procedures relating to the servicing of the Mortgage Loans during the immediately preceding fiscal year of the Servicer and that such firm is of the opinion that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance therewith, except for such exceptions as shall be set forth in such statement.

Section 5.6 Annual Sarbanes-Oxley Act Certification

     (a) For so long as a Person is required by Section 302 of the Sarbanes-Oxley Act of 2002 (the "Act") to provide an annual certification, by March 15th of each year, beginning in 2004, an officer of the Servicer shall execute and deliver an Officer's Certificate to such Person (hereafter, the "Beneficiary") for the benefit of the Beneficiary and its officers, directors and affiliates, pursuant to which such officer shall certify to those matters substantially as set forth in Exhibit D.

     (b) The Servicer shall indemnify and hold harmless the Beneficiary and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.6.

          (t) Section 5.7 Owner's Right to Examine Servicer Records, etc.

     The Owner shall have the right, at the Owner's expense, except for immaterial items in the ordinary course of business, to examine and audit the Servicer's books of account, records, reports, and other papers relating to
(i) the performance by the Servicer of its obligations and duties under this Agreement, or (ii) the Mortgage Loans, to make copies and extracts therefrom, and to discuss the affairs, finances, and accounts of such Servicer relating to such performance with its officers and employees, all at such reasonable times and places and as often as may be reasonably requested.

Section 5.8 Consents and Approvals

   The Owner shall timely obtain, at its sole cost and expense, the consents and approvals required by law or pursuant to contract to consummate the transactions contemplated hereby. All such consents will be obtained without any cost or expense to the Servicer and will be obtained without any adverse modification in the terms of any of the agreements relating to the Mortgage Loans or the imposition of any burdensome provisions or conditions on the Servicer.


Section 5.9 Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer on One or More Reconstitution Dates

     (a) The Servicer and the Owner agree that with respect to some or all of the Mortgage Loans, the Owner may effect one or more Whole Loan Transfers and/or one or more Pass-Through Transfers, retaining the Servicer as servicer thereof or subservicer if a master servicer is employed; provided, however, the Owner agrees to use commercially reasonable efforts not to effect a Whole Loan Transfer or a Pass Through Transfer if the aggregate outstanding principal balance of the Mortgage Loans subject to such Whole Loan Transfer or Pass Through Transfer is less that $10,000,000. In connection with a Whole Loan Transfer, the related Reconstitution Agreement shall provide that no more than four (4) Persons shall have the status of "Owner" thereunder.

     (b) With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by Owner, Servicer agrees:

               (i) (i) negotiate in good faith and execute a servicer agreement reasonably required to effectuate the Pass-Through Transfer, provided such agreement creates no greater obligation or cost on the part of the Servicer than otherwise set forth in this Agreement, and provided further that the Servicer shall be entitled to a servicing fee under that agreement at a rate per annum no less than the Servicing Fee Rate;

               (ii) to cooperate fully with the Owner and any prospective the Owner with respect to all reasonable requests that are necessary to effect a Pass-Through Transfer or Whole Loan Transfer;

               (ii) (iii) provide as applicable:

                    (A) information pertaining to the Servicer of the type and scope customarily included in offering documents for residential mortgage-backed securities transactions involving multiple loan originators; and

                    (B) such opinions of counsel, letters from auditors, and
               certificates of public officials or officers of the Servicer as are reasonably believed necessary by the trustee, any rating agency or the Owner, as the case may be, in connection with such Pass-Through Transfer. The Owner shall pay all third party costs associated with the preparation of the information described in clause (ii)(A) above and the delivery of any opinions, letters or certificates described in this clause
               (ii)(B). The Servicer shall not be required to execute any servicer agreement unless a draft of the agreement is provided to the Servicer at least 10 days before the Reconstitution Date, or such longer period as may reasonably be required for the Servicer and its counsel to review and comment on the agreement;

          (ii)

     (c) In connection with any Pass-Through Transfer, the Servicer, upon request, will bring down the representations and warranties made in Section
2.1 in to a date no later than the related Reconstitution Date;

          (iii)

     (d) In connection with any Pass-Through Transfer, the Servicer shall indemnify, defend and hold harmless the Owner from and against any and all losses, claims, expenses, damages or liabilities to which the Owner may be subject to as a result of any untrue statement of any material fact contained in any information (such information, the "Servicer Information") prepared and furnished to the Owner by the Servicer for inclusion in any related offering document or prospectus (collectively, "Offering Materials"), or arise out of, or are based upon, any omission in the Servicer Information necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Owner for damages or expenses reasonably incurred by it; provided, however, that the Servicer shall be liable only insofar as such untrue statement or omission relates solely to the Servicer Information in the Offering Materials furnished to the Owner by the Servicer specifically for inclusion in the Prospectus Supplement. The Owner shall indemnify, defend and hold harmless the Servicer from and against any and all losses, claims, expenses, damages or liabilities to which the Servicer may be subject to as a result of any untrue statement of any material fact contained in any Offering Materials, or arise out of, or are based upon, any omission in any information included in the Offering Materials necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Servicer for damages or expenses reasonably incurred by it; provided, however, that Owner shall be liable only insofar as such untrue statement or omission does not relate to the Servicer Information in the Offering Materials furnished to the Owner by the Servicer specifically for inclusion in the Prospectus Supplement; and

          (iv) (e) All Mortgage Loans not sold or transferred pursuant to Pass-Through Transfers shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

          (u)

Section 5.10 Compliance with REMIC Provisions

          If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined
Section 860G(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(D) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                  ARTICLE VI
          18.

          19. THE servicer

          (a)  Section 6.1 Indemnification; Third Party Claims

     Subject to Section 6.3, the Servicer agrees to indemnify and hold harmless the Owner against any and all Losses that the Owner may sustain in any way related to the failure of such

Servicer to service the Mortgage Loans in compliance with the terms of this Agreement; provided, however, the Servicer shall not be liable hereunder (a) to the extent such Losses directly result from the Custodian's negligent action, negligent failure to act, bad faith, willful misconduct or breach under the Custodial Agreement, dated as of November 1, 2003, among the Owner, the Servicer and the Custodian,(b) with respect to any action or inaction in accordance with the direction or consent of the Owner or (c) resulting from the Owner's failure to respond to a request by the Servicer for direction or consent in accordance with Section 3.1(c) hereof. The Servicer shall immediately notify the Owner if a claim is made by a third party with respect to this Agreement or the Mortgage Loans. The Servicer shall assume (with the written consent of the Owner) the defense of any such claim and pay all reasonable expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer or the Owner in respect of such claim. The Servicer shall follow any written instructions received from the Owner in connection with any such claim and the Owner shall promptly reimburse the Servicer for all amounts reasonably advanced by it pursuant to the preceding sentence, except when the claim (a) is related to the Servicer's obligations to indemnify the Owner pursuant hereto, (b) results from the failure of the Servicer to service the Mortgage Loans in compliance with the terms of this Agreement or (c) results from the Servicer's willful misconduct, bad faith or negligence in performing its duties under this Agreement.

     The Owner shall indemnify and hold harmless the Servicer against any and all Losses that the Servicer may sustain as a result of (a) any act or omission on the part of the Owner or (b) a breach of any of the Owner's representations, warranties or covenants or obligations contained herein.

     With respect to any Mortgage Loan, in the event that the Owner records or causes to be recorded in the appropriate public recording office of the jurisdiction in which the related Mortgaged Property is located the related Assignment of Mortgage which designates the Owner as the holder of record of the Mortgage, the Owner shall comply with the provisions of Section 5.2(a) regarding the execution and delivery of release and reconveyance documents, and shall immediately complete, sign and return to the Servicer any additional documents that may be required of the holder of record of the Mortgage and may be reasonably requested by the Servicer in order to permit the Servicer to comply with the Servicer's servicing obligations, and, in its capacity as the holder of record, shall take such other action as may be reasonably requested by the Servicer. In addition, if, as a result of the recording of the related Assignment of Mortgage, the Owner, in its capacity as the holder of record, receives written notice of any action with respect to the related Mortgage or the related Mortgaged Property, the Owner shall send a copy of such notice to the Servicer immediately in accordance with the provisions of Section 9.8 of this Agreement.

     The Owner agrees that the Servicer shall have no liability to the Owner for the Owner's failure to comply with the provisions set forth in this paragraph.

          (b) Section 6.2 Servicer Covenants; Merger or Consolidation of the Servicer

          (i) (a) The Servicer covenants that it will keep in full force and effect its existence, rights and franchises as a limited partnership, and its status as a Fannie Mae or Freddie Mac approved servicer in good standing and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

          (ii) (b) Any Person into which the Servicer may be merged or consolidated, or any business organization resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all or substantially all of the business or assets of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Servicer shall not, without the prior written approval of the Owner, be a party to any such merger, consolidation or conversion, or sell or otherwise dispose of all or substantially all of its business or assets unless the successor or surviving person shall be an institution that is a Fannie Mae or Freddie Mac approved servicer in good standing.

          (iii) Section 6.3 Limitation on Liability of the Servicer and Others

     The Servicer and the directors, officers, employees or agents of the Servicer shall not be under any liability to the Owner for (a) any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, (b) errors in judgment, or (c) any action or inaction in accordance with the direction or consent of the Owner; provided, however, this provision shall not protect the Servicer against any breach of warranties or representations made herein, any failure to perform its obligations in accordance with any standard of care set forth in this Agreement (unless in accordance with the direction or consent of the Owner), or any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of any breach of the terms and conditions of the Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Subject to Section 6.1, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Agreement and which may involve it in any expense or liability; provided, however, that the Servicer may, with the consent of the Owner, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights, duties and the interests of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be reimbursed to the Servicer in accordance with Section 6.1.

Section 6.4 Servicer Not to Resign

     The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that the Servicer's duties hereunder are no longer permissible under Applicable Requirements and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner. No such resignation shall become effective until a successor which satisfies the requirements set forth in Section 9.1 has assumed the Servicer's responsibilities and obligations hereunder in accordance with such Section.

Section 6.5 No Transfer of Servicing

     The Servicer acknowledges that the Owner has entered into this Agreement with the Servicer in reliance upon the adequacy of the Servicer's servicing facilities, plan, personnel, records, and procedures, its integrity, reputation, and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Servicer shall not either assign this Agreement or the servicing hereunder without the prior written approval of the Owner in its sole discretion.

Section 6.6 [Reserved]

Section 6.7 Representations and Warranties of the Owner

     With respect to the Mortgage Loans, the Owner hereby makes to the Servicer as of the Cut-off Date each of the representations and warranties set forth below:

     (a) The Owner has all requisite corporate or organizational power, authority and capacity, to carry on its business as it is now being conducted, to execute and deliver this Agreement, and to perform all of its obligations hereunder. The Owner does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement.

     (b) The execution, delivery and performance of this Agreement by the Owner and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate, shareholder or other action; this Agreement has been duly and validly executed and delivered by the Owner, and is a valid and legally binding agreement of the Owner enforceable against the Owner in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting generally the enforcement of creditor's rights and the discretion of a court to grant specific performance of contracts. Any requisite consents or approvals of third parties (including Investors and any other applicable regulatory authorities) to the execution and delivery of this Agreement or the performance of the transactions contemplated hereby by the Owner have been obtained or will be obtained prior to the Cut-off Date or such other date as expressly provided herein.

                                  ARTICLE VII

                                    DEFAULT

     (c) Section 7.1 Events of Default

     In case one or more of the following Events of Default by the Servicer shall occur and be continuing:

               (i) (i) any failure by the Servicer to remit to the Owner when due any payment required to be made under the terms of this Agreement, which failure continues unremedied for a period of three (3) days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; the Owner shall use reasonable efforts to notify the Servicer that it has not received the payment due, but the Owner's notice shall not be a condition of the Event of Default; or

               (ii)

               (iii)(ii) any failure by the Servicer to duly observe or perform, in any material respect, any other covenant, obligation or agreement of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

               (iv) (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of thirty (30) days; or

               (v) (iv) the Servicer shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or relating to all or substantially all of the Servicer's property; or

               (vi) (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligation or ceases its normal business operations for three (3) Business Days; or

               (vi) failure by the Servicer to maintain its license to do business in any jurisdiction where a Mortgaged Property is located if such license is required and such failure continues unremedied for a period of thirty (30) days; or

               (vii) the Servicer attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of this Agreement, including Section 6.5; or

               (vii) the Servicer shall cease to be an approved servicer for Fannie Mae or Freddie Mac.

               (viii) the Servicer shall cease to have a minimum net worth of $25,000,000 as determined in accordance with the Financial Accounting Standards Board's generally accepted accounting principles;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Owner, by notice in writing to the Servicer (in each such instance, the "Defaulted Servicer"), may, in addition to whatever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all of the rights and obligations of the Defaulted Servicer under this Agreement and may exercise any and all other remedies available at law or at equity. Upon receipt by the Defaulted Servicer of such written notice from the Owner stating the intent to terminate the Defaulted Servicer as servicer under this Agreement as a result of such Event of Default, all authority and power of the Defaulted Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section
9.1. Upon written request from the Owner, the Defaulted Servicer shall, at its sole expense, prepare, execute, and deliver to a successor any and all documents and other instruments, place in such successor's possession all Collateral Files and Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, all of which shall be undertaken immediately and shall be completed as soon as possible and in all events by not later than thirty (30) Business Days following the Owner's request therefor. The Defaulted Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Defaulted Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Defaulted Servicer to the Custodial Account, the Escrow Account or the REO Account and all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Defaulted Servicer is not entitled pursuant to the terms of this Agreement.

           (d) Section 7.2 Waiver of Defaults

     The Owner may waive any default by the Defaulted Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

          (e) Section 7.3 Survival of Certain Obligations and Liabilities of the Defaulted Servicer

     The representations, warranties, covenants, indemnities and agreements of the parties provided in this Agreement and the parties' obligations hereunder shall survive the execution and delivery and the termination or expiration of this Agreement. Notwithstanding any termination of the rights and obligations of the Defaulted Servicer pursuant to this Section 7, the Defaulted Servicer shall remain liable for any actions of the Defaulted Servicer prior to the effective time of such termination.

          20. ARTICLE VIII TERMINATION

          (a) Section 8.1 Termination of Agreement

     (b) This Agreement shall terminate upon any of: (i) the later of the distribution to the Owner of final payment or liquidation with respect to the last Mortgage Loan and each REO Property, or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder, (ii) the mutual consent of the parties in writing, or (iii) the termination of the Servicer pursuant to Section 8.2.

          (c) Section 8.2 Termination of the Servicer due to an Event of Default

          (i) (a) Upon 30 days' written notice, the Owner may, at its sole option, upon the occurrence of an Event of Default and in accordance with
     Section 7.1, terminate any rights the Servicer may have hereunder. Any such notice of termination shall be in writing and delivered to the terminated Servicer (in such instance, the "Terminated Servicer") by registered mail as provided in Section 9.8 of this Agreement. If the Owner so terminates the rights of a Terminated Servicer, the Owner with full cooperation of the Terminated Servicer shall arrange for the transfer of servicing to, at the Owner's option, the Owner or a third party, and the Terminated Servicer shall continue servicing, for the Servicing Fee provided herein, the Mortgage Loans under this Agreement until the Owner gives the Terminated Servicer notice of the transfer and such transfer has been completed.

     (b) The Terminated Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Terminated Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Terminated Servicer to the Custodial Account, the Escrow Account or the REO Account, or thereafter be received with respect to the Mortgage Loans and to which the Terminated Servicer is not entitled pursuant to the terms of this Agreement.

          (d) Section 8.3 Termination Without Cause

     Upon at least 30 days prior notice, the Owner may terminate, at its sole option the Servicer without cause. Any such notice of termination shall be in writing and delivered to the Servicer and any Rating Agency by registered mail as provided in Section 9.7. In the event the

Owner so chooses to terminate the Servicer, the Servicer shall be entitled to receive, as liquidated damages, upon its termination as Servicer hereunder without cause pursuant to this Section 8.3, an amount equal to two percent (2%) of the aggregate outstanding principal amount of each Mortgage Loan as of the termination date paid by the Owner to the Servicer.

          21. ARTICLE IX MISCELLANEOUS PROVISIONS

          (a) Section 9.1 Successor to the Servicer

          (i) (a) Prior to termination of the Servicer's responsibilities and duties under this Agreement pursuant to Section 6.4, 7.1, 8.1 or 8.2, the Owner shall either (i) succeed to and assume all of the Servicer's responsibilities, rights, duties, and obligations under this Agreement from and after the date of such succession or (ii) appoint a successor to the Servicer that shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer's responsibilities, duties and liabilities under this Agreement pursuant to Section 8.2 above. In the event that the Servicer's duties, responsibilities, and liabilities under this Agreement shall be terminated pursuant to the foregoing Sections, the Servicer shall discharge such duties and responsibilities, and be compensated therefor as provided in this Agreement, during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the foregoing Sections shall not become effective until a successor shall have been appointed pursuant to this Section and shall in no event relieve the Servicer of its non-servicing duties, obligations, covenants, representations and warranties, it being understood and agreed that the provisions of Sections 5.10, 6.1, Article 7 and Article 8 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer or the termination of this Agreement.

     (b) The Servicer shall promptly deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement, (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Servicer is not entitled pursuant to the terms of this Agreement and (iv) all Collateral Files and Servicing Files and related documents and statements held by it hereunder. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

     (c) Upon a successor's acceptance of appointment as such, the Owner shall notify the

          (ii) Servicer of such appointment.

          (b) Section 9.2 Amendment

     This Agreement may be amended from time to time by the parties by written agreement signed by both of the parties.

          (c) Section 9.3 Duration of Agreement

     This Agreement shall continue in existence and effect until terminated as herein provided.

          (d) Section 9.4 Governing Law

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the choice of law doctrine of such state.

          (e) Section 9.5 General Interpretive Principles

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (i) (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

               (ii) (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

               (iii)(iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs, and other subdivisions of this Agreement;

               (iv) (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

               (v) (v) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

               (vi) the term "include" or "including" shall mean without limitation by (vi) reason of enumeration.

          (f) Section 9.6 Reproduction of Documents

     This Agreement and all documents relating hereto, including without limitation (i) consents, waivers, and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates, and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          (g) Section 9.7 Notices

     All demands, notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or delivered by facsimile, overnight courier, or registered mail, postage prepaid, or delivered by telefacsimile, to:

     (i) in the case of the Servicer, at the address set forth below or such other address as may hereafter be furnished to the Owner in writing by the
Servicer:

     Countrywide Homes Loans Servicing LP
     400 Countrywide Way
     Simi Valley, CA 93065
     Attention: Investor Accounting

     With a copy to:
     Countrywide Home Loans, Inc.
     4500 Park Granada
     Calabasas, CA  91302
     Attention: General Counsel

     (ii) in the case of the Owner, at the address set forth below, or such other address as may hereafter be furnished to the Servicer by the Owner:

     Goldman Sachs Mortgage Company
     85 Broad Street
     New York, NY  10004
     Attention:  Howard Altarescu
     Tel: (212) 902-3277
     Fax: (212) 902-3000

     with copies to:

     Goldman Sachs Mortgage Company

     One New York Plaza
     New York, NY  10004
     Attention:  Jay Strauss
     Tel: (212) 902-0940
     Fax: (212) 357-2487

     and

     Goldman Sachs Mortgage Company
     100 Second Avenue South
     Suite 200 North
     St. Petersburg, FL  33701
     Attention:  Debbie Brown
     Tel: (727) 825-3811
     Fax: (727) 825-3821

and in the case of any subsequent Owner, as set forth in written notice supplied to the Servicer by such subsequent Owner. All reports that are due to the Owner from the Servicer pursuant to Section 4.2 shall be deemed to have been duly given if delivered to the internet address from time to time provided by the Owner to the Servicer.

Section 9.8 Severability of Provisions

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or the rights of the Owner hereunder. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate in good faith to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 9.9 Disclosure of Relationship

     Each party (including the respective affiliates) shall have the right upon obtaining prior written consent from the other party, from time to time, to publish, distribute, advertise or otherwise disclose the relationship and the general services created and performed under this Agreement; provided, however, such disclosure shall not identify the amount or nature of fees earned or to be paid hereunder. No disclosure permitted by this Section 9.10 shall include any Mortgagor information.

          (h) Section 9.10 Exhibits and Schedules

     The following exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this
Agreement:

Exhibit A   MORTGAGE LOAN SCHEDULE

Exhibit B   LIST OF COLLATERAL DOCUMENTS

Exhibit C   LIST OF DOCUMENTS IN CREDIT FILE

          (i) Exhibit D FORM OF SARBANES-OXLEY ACT CERTIFICATION

          (j) Section 9.11 Counterparts; Successors and Assigns

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 6.4, 6.5, 7.1 and 8.1, this Agreement shall inure to the benefit of and be binding upon the Servicer, the Owner and their respective successors and assigns.

          (k) Section 9.12 Effect of Headings

     The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          (l) Section 9.13 Other Agreements Superseded

     This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

                        [signatures start on next page]

     IN WITNESS WHEREOF, the Servicer and the Owner have caused their names to be signed to this Servicing Agreement by their respective officers thereunto duly authorized as of the day and year first above written.



                                    COUNTRYWIDE HOME LOANS SERVICING LP,
                                    the Servicer


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:



                                    GOLDMAN SACHS MORTGAGE COMPANY,
                                    the Owner

                                        By: Goldman Sachs Real Estate Funding
                                            Corp., its General Partner


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT A

                            MORTGAGE LOAN SCHEDULE
                          [attach read-only diskette]

          22. EXHIBIT B


                           LIST OF CREDIT DOCUMENTS

      Copy of Note
      Copy of Mortgage or Deed of Trust, including all riders
      Copy of all riders to Note and Mortgage or Deed of Trust
      Settlement statement (HUD 1)
      Copy of PMI Certificate (if applicable)
      Appraisal
      Flood determination certificate
      Hazard Insurance declaration page
      Loan application


                                     2-1

          23. EXHIBIT C


                     LIST OF DOCUMENTS IN COLLATERAL FILE


     With respect to each Mortgage Loan, the Collateral File shall include each of the following items, which shall be available for inspection by the Owner and any prospective Owner, and which shall be retained by Countrywide in the Servicing File or delivered to the Custodian):

1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of ______________, without recourse" and signed in the name of Countrywide by an authorized officer (in the event that the Mortgage Loan was acquired by Countrywide in a merger, the signature must be in the following form: "[Countrywide], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by Countrywide while doing business under another name, the signature must be in the following form: "[Countrywide], formerly know as [previous name]").

2. The original of any personal endorsement, surety and/or guaranty agreement executed in connection with the Mortgage Note, if any.

3. Except as set forth below, the original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation. If in connection with any Mortgage Loan, Countrywide cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, Countrywide shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of Countrywide stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by Countrywide; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

4. The originals or certified true copies of all assumption, modification, consolidation or extension agreements, with evidence of recording noted thereon if recordation is required to maintain the lien of the mortgage or is otherwise required, or, if recordation is not so required, an original or copy of any such assumption, modification, consolidation or extension agreements.

5. The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, from Countrywide to "______________" or as otherwise directed by the Owner. If the Mortgage Loan was acquired by Countrywide in a merger, the Assignment of Mortgage must be made by "[Countrywide], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by Countrywide while doing business under another name, the Assignment of Mortgage must be by "[Countrywide], formerly know as [previous name]." Subject to the foregoing and where permitted under the Applicable Laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county.

6. Originals or certified true copies of all intervening assignments of the Mortgage necessary to show a complete chain of title from the original mortgagee to the Seller, with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, Countrywide shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of Countrywide stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by Countrywide; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

7. The original mortgage policy of title insurance or evidence of title, if available.

8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent in the possession of Countrywide or in the possession of Countrywide's agent(s):

1. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

2.   Residential loan application.

3.   Mortgage Loan closing statement.

4. Verification of employment and income, as required by the respective loan program.

5. Verification of acceptable evidence of source and amount of down payment, as required by the respective loan program.

6.   Credit report on the Mortgagor, if available.

7.   Residential appraisal report, as required by the respective loan program.

8.   Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, if required by the title company or Applicable Law.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

11.  All required disclosure statements.

12. If available, termite report, structural engineer's report, water potability and septic certification.

13.  Sales contract, if applicable.

14.  Amortization schedule, if available.

15.  Original power of attorney, if applicable.

          24. EXHIBIT D


                   FORM OF SARBANES-OXLEY ACT CERTIFICATION


I, [NAME OF CERTIFYING INDIVIDUAL], a duly elected and acting officer of Countrywide Home Loans Servicing LP (the "Servicer"), hereby certify, pursuant to Section 5.6 of that certain Servicing Agreement (the "Agreement"), dated as of [DATE] between the Servicer and Goldman Sachs Mortgage Company (the "Owner"), to [ENTITY NAME] (the "Beneficiary") with respect to the calendar year immediately preceding the date of this Certificate, as follows:

     (i) 1. I have reviewed the annual statement of compliance ("Annual Statement of Compliance") prepared by Servicer, and the annual independent public accountant's servicing report made in accordance with the Uniform Single Attestation Program for Mortgage Bankers ("Annual Independent Public Accountant's Servicing Report"), which have been furnished to the Beneficiary pursuant to the Agreement and any subsequent servicing agreement related thereto or to the Mortgage Loans (collectively, the "Servicing Agreement");

     (ii) 2. Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all final servicing reports prepared by Servicer and delivered to the Beneficiary pursuant to the Servicing Agreement relating to the servicing of the Mortgage Loans, taken as a whole, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by such statements or reports;

    (iii) 3. Based on my knowledge, the servicing information required to be provided to the Beneficiary by the Servicer under the Servicing Agreement has been provided to the Beneficiary;

     (iv) 4. I am responsible for reviewing the activities performed by the Servicer under the Servicing Agreement and based upon the review required by the Servicing Agreement, and except as disclosed in the Annual Statement of Compliance and the Annual Independent Public Accountant's Servicing Report submitted to the Beneficiary, the Servicer has, as of the last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under the Servicing Agreement; and

     5. I have disclosed to the Beneficiary's certified public accountants all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

                                   EXHIBIT 3

                                Sale Agreement
                                --------------

                                [See Attached]

                                                                   EXECUTION








                         COUNTRYWIDE HOME LOANS, INC.,
                                   as Seller


                                      and


                        GOLDMAN SACHS MORTGAGE COMPANY,
                                 as Purchaser


                           ----------------------------------------

                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT

                           dated as of July 1, 2004

                           ----------------------------------------


             Fixed and Adjustable Rate Residential Mortgage Loans
                             (SERVICING RETAINED)


                                                                    EXECUTION



ARTICLE I. DEFINITIONS                                                                       1


ARTICLE II. PRE-CLOSING AND CLOSING PROCEDURES                                              10

    Section 2.01  Books and Records; Transfers of Mortgage Loans............................10
    Section 2.02  Due Diligence by the Purchaser............................................11
    Section 2.03  Identification of Mortgage Loan Package...................................11
    Section 2.04  Credit Document Deficiencies Identified During Due Diligence..............11
    Section 2.05  Delivery of Collateral Files..............................................11
    Section 2.06  Purchase Confirmation.....................................................13
    Section 2.07  Closing...................................................................13
    Section 2.08  Payment of the Purchase Proceeds..........................................14
    Section 2.09  Entitlement to Payments on the Mortgage Loans.............................14
    Section 2.10  Payment of Costs and Expenses.............................................14
    Section 2.11  MERS Mortgage Loans and the MERS System...................................14

ARTICLE III. REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH                            15

    Section 3.01  Representations and Warranties Respecting Countrywide.....................15
    Section 3.02  Representations and Warranties Regarding Individual Mortgage Loans........16
    Section 3.03  Remedies for Breach of Representations and Warranties.....................24
    Section 3.04  Accrual of Cause of Action................................................25
    Section 3.05  Representations and Warranties Respecting the Purchaser...................25
    Section 3.06  Indemnification by the Purchaser..........................................27

ARTICLE IV.  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS                                 27

    Section 4.01  Countrywide to Act as Servicer............................................27

ARTICLE V.  COVENANTS BY COUNTRYWIDE                                                        27

    Section 5.01  Indemnification by Countrywide; Third Party Claims........................27
    Section 5.02  [Reserved.]...............................................................28
    Section 5.03  Merger or Consolidation of Countrywide....................................28
    Section 5.04  Limitation on Liability of Countrywide and Others.........................28
    Section 5.05  No Transfer of Servicing..................................................29

ARTICLE VI. MISCELLANEOUS                                                                   29

    Section 6.01  Notices...................................................................29
    Section 6.02  Sale Treatment............................................................30
    Section 6.03  Exhibits..................................................................30
    Section 6.04  General Interpretive Principles...........................................30
    Section 6.05  Reproduction of Documents.................................................31
    Section 6.06  Further Agreements........................................................31
    Section 6.07  Assignment of Mortgage Loans by the Purchaser; Pass-Through
                  Transfers.................................................................31
    Section 6.08  Conflicts between Transaction Documents...................................33
    Section 6.09  Governing Law.............................................................33
    Section 6.10  Severability Clause.......................................................33
    Section 6.11  Successors and Assigns....................................................33
    Section 6.12  Relationship of Parties...................................................34
    Section 6.13  Solicitation of Mortgagor.................................................34
    Section 6.14  Confidentiality...........................................................34
    Section 6.15  Entire Agreement..........................................................35

    EXHIBITS
    --------

    Exhibit A     Schedule of Collateral Documents.........................................A-1
    Exhibit B     Form of Purchase Confirmation............................................B-1



                                                                      EXECUTION

                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT

               This Master Mortgage Loan Purchase Agreement is made and entered into as of July 1, 2004 (the "Agreement"), between Countrywide Home Loans, Inc., having an address at 4500 Park Granada, Calabasas, California 91302 ("Countrywide"), and Goldman Sachs Mortgage Company, having an address at 85 Broad Street, New York, New York 10004 the "Purchaser").

                                R E C I T A L S

               The Purchaser has agreed to purchase from Countrywide and Countrywide has agreed to sell from time to time to the Purchaser all of Countrywide's right, title and interest, excluding servicing rights, in and to those certain mortgage loans identified in a Purchase Confirmation (as defined below) executed by Countrywide and the Purchaser. This Agreement is intended to set forth the terms and conditions by which Countrywide shall transfer and the Purchaser shall acquire such mortgage loans.

               In consideration of the promises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Countrywide and the Purchaser agree as follows:

                                  ARTICLE I.
                                 DEFINITIONS

               Unless the context requires otherwise, all capitalized terms used herein shall have the meanings assigned to such terms in this Article I unless defined elsewhere herein. Any capitalized term used or defined in a Purchase Confirmation that conflicts with the corresponding definition set forth herein shall supersede such term.

               Adjustable Rate Mortgage Loan: Any Mortgage Loan in which the related Mortgage Note contains a provision whereby the Mortgage Interest Rate is adjusted from time to time in accordance with the terms of such Mortgage Note.

               Agency:  Either Fannie Mae or Freddie Mac.

               Agreement: This Master Mortgage Loan Purchase Agreement, including all exhibits and supplements hereto, and all amendments hereof.

               Applicable Law: All provisions of statutes, rules and regulations, interpretations and orders of governmental bodies or regulatory agencies applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

               Appraised Value: The value of the related Mortgaged Property as set forth in an appraisal made in connection with the origination of a Mortgage Loan or the sale price of the related Mortgaged Property if the proceeds of such Mortgage Loan were used to purchase such Mortgaged Property, whichever is less.

               Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

               Balloon Mortgage Loan: Any Mortgage Loan wherein the Mortgage Note matures prior to full amortization and requires a final and accelerated payment of principal.

               Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions in either the State of California, the State of New York, or the State of Texas are authorized or obligated by law or executive order to be closed.

               Closing: The consummation of the sale and purchase of each Mortgage Loan Package.

               Closing Date: The date on which the purchase and sale of the Mortgage Loans constituting a Mortgage Loan Package is consummated, as set forth in the Trade Confirmation or Purchase Confirmation.

               Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

               Collateral Documents: The collateral documents pertaining to each Mortgage Loan as set forth in Exhibit A hereto.

               Collateral File: With respect to each Mortgage Loan, a file containing each of the Collateral Documents.

               Combined Loan-to-Value Ratio: As of any date and as to any Mortgage Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan and (ii) the Stated Principal Balance (or the original principal balance, if so indicated) as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Mortgage Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value of the related Mortgaged Property.

               Condemnation Proceeds: All awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.

               Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

               Cooperative Loan: Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

               Cooperative Property: The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

               Coop Shares: Shares issued by a Cooperative Corporation.

               Cooperative Unit: A single family dwelling located in a Cooperative Property.

               Countrywide: Countrywide Home Loans, Inc., or any successor or assign to Countrywide under this Agreement as provided herein.

               Credit File: The file retained by Countrywide that includes the mortgage loan documents pertaining to a Mortgage Loan including copies of the Collateral Documents together with the credit documentation relating to the origination of such Mortgage Loan, which Credit File may be maintained by Countrywide on microfilm or any other comparable medium.

               Custodial Account: The account or accounts created and maintained pursuant to Section 4.4 of the Servicing Agreement, each of which shall be an Eligible Account.

               Custodial Agreement: The letter agreement, substantially in the form of Exhibit C, that governs the temporary retention of the Collateral Files by the Custodian with respect to a Closing Date.

               Custodian: JPMorgan Chase Bank, its successor in interest or assign, or such other custodian that may be designated by the Purchaser from time to time.

               Cut-off Date: The first day of the month in which the related Closing Date occurs or such other date as may be set forth in the related Trade Confirmation or Purchase Confirmation.

               Cut-off Date Balance: The aggregate scheduled unpaid principal balance of the Mortgage Loans in a Mortgage Loan Package as of the Cut-off Date, after application of (i) scheduled payments of principal due on such Mortgage Loans on or before such Cut-off Date, whether or not collected, and
(ii) any Principal Prepayments received from the Mortgagor prior to the Cut-off Date.

               Determination Date: The Business Day immediately preceding the related Remittance Date.

               Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

               Eligible Account: An account or accounts (i) maintained with a depository institution the short term debt obligations of which are rated by a nationally recognized statistical rating agency in its highest rating categories at the time of any deposit therein [or one of its two highest rating categories for long term debt obligations], or (ii) the deposits of which are insured up to the maximum permitted by the FDIC.

               Escrow Account: The separate trust account or accounts created and maintained pursuant to Section 4.6 of the Servicing Agreement, each of which shall be an Eligible Account.

               Escrow Payments: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire and hazard insurance premiums, flood insurance premiums, and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to any Mortgage Loan.

               Event of Default: Any one of the conditions or circumstances enumerated in Section 7.01.

               FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

               Fannie Mae: The Federal National Mortgage Association or any successor organization.

               First Lien Mortgage Loan: Any Mortgage Loan secured by a first lien on the related Mortgaged Property.

               Fixed Rate Mortgage Loan: Any Mortgage Loan wherein the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

               Freddie Mac: The Federal Home Loan Mortgage Corporation or any successor organization.

               Funding Deadline: With respect to each Closing Date, one o'clock (1:00) p.m. New York time.

               Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note, which amount is added to the index in accordance with the terms of the related Mortgage Note to determine on each Interest Adjustment Date, the Mortgage Interest Rate for such Mortgage Loan.

               HUD: The Department of Housing and Urban Development or any federal agency or official thereof which may from time to time succeed to the functions thereof.

               Index: With respect to any Adjustable Rate Mortgage Loan on each Interest Adjustment Date the applicable index as set forth in the related Mortgage Note.

               Interest Adjustment Date: With respect to an Adjustable Rate Mortgage Loan, the date on which an adjustment to the Mortgage Interest Rate on a Mortgage Note becomes effective.

               Lifetime Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the absolute maximum Mortgage Interest Rate payable, above which the Mortgage Interest Rate shall not be adjusted, as set forth in the related Mortgage Note and Mortgage Loan Schedule.

               Liquidation Proceeds: Amounts, other than PMI Proceeds, Condemnation Proceeds and Other Insurance Proceeds, received by Countrywide in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to Section 4.13.

               LPMI Fee: The portion of the Mortgage Interest Rate relating to an LPMI Loan, which is set forth on the related Mortgage Loan Schedule, to be retained by Countrywide to pay the premium due on the PMI Policy with respect to such LPMI Loan.

               LPMI Loan: Any Mortgage Loan with respect to which Countrywide is responsible for paying the premium due on the related PMI Policy with the proceeds generated by the LPMI Fee relating to such Mortgage Loan, as set forth on the related Mortgage Loan Schedule.

               LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such Mortgage Loan as of the date of determination to the Appraised Value of the related Mortgaged Property.

               MERS: Mortgage Electronic Registration Systems, Inc. or any successor or assign thereto.

               MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

               MERS System: The electronic system of recording transfers of mortgages maintained by MERS.

               MIC:  A mortgage insurance certificate issued by HUD.

               Missing Credit Documents:  As defined in Section 2.04 hereof.

               Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

               Mortgage: With respect to a Mortgage Loan that is not a Cooperative Loan, The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Mortgage Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien , upon a leasehold estate of the Mortgagor. With respect to a Cooperative Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Cooperative Loan and the related Cooperative Lease

               Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note..

               Mortgage Loan: Any mortgage loan that is sold pursuant to this Agreement, as evidenced by such mortgage loan's inclusion on the related Mortgage Loan Schedule, which mortgage loan includes the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, PMI Proceeds (if applicable), Other Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding the servicing rights relating thereto. Unless the context requires otherwise, any reference to the Mortgage Loans in this Agreement shall refer to the Mortgage Loans constituting a Mortgage Loan Package.

               Mortgage Loan Package: The Mortgage Loans sold to the Purchaser pursuant to a Purchase Confirmation.

               Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the interest rate payable to the Purchaser on each Remittance Date which shall equal the Mortgage Interest Rate less the Servicing Fee and the LPMI Fee, if applicable.

               Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) Countrywide's Mortgage Loan number;
(2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four family residence or planned unit development; (4) the purpose of the Mortgage Loan; (5) the Mortgagor's social security number; (6) a code indicating the occupancy status of the Mortgaged Property (i.e., owner-occupied, non-owner, second home); (7) a code indicating whether the Mortgagor was self-employed at the time of origination;
(8) the Mortgage Interest Rate at origination; (9) the current Mortgage Interest Rate; (10) whether the Mortgage Loan has Monthly Payments that are interest only for a period of time; (11) the Servicing Fee Rate; (12) the current Monthly Payment; (13) the original term to maturity; (14) the remaining term to maturity; (15) the scheduled principal balance of the Mortgage Loan as of the Cut-off Date; (16) the principal balance of the Mortgage Loan at origination; (17) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (18) the LTV at origination or, if the Mortgage Loan was secured by a second lien, the combined LTV at origination; (19) the due date of the Mortgage Loan; (20) a PMI Policy insurer name, percent and policy number (if applicable); (21) the type of appraisal;
(22) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan; (23) a code indicating whether the Mortgaged Property has any subordinate financing; (24) a code indicating whether the Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property; (25) a code indicating whether the Mortgage Loan is subject to a prepay penalty; (26) documentation type; (27) a code indicating whether the Mortgage Loan is a buydown loan; (28) first payment date and (29) FICO score. With respect to any Adjustable Rate Mortgage Loan, in addition to (1) through (29) above: (a) the Gross Margin;
(b) the Periodic Rate Cap; (c) the Lifetime Rate Cap; (d) the first Interest Adjustment Date and the Interest Adjustment Date frequency; (e) the Maximum Rate; (f) the Minimum Rate; (g) the first Interest Adjustment Date immediately following the Cut-off Date; and (h) the Index.

               Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

               Mortgaged Property: With respect to a Mortgage Loan that is not a Cooperative Loan, the underlying real property securing repayment of a Mortgage Note, consisting of a single parcel of real estate considered to be real estate under the laws of the State in which such real property is located, which may include condominium units and planned unit developments, improved by a residential dwelling; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, a leasehold estate of the Mortgagor, the term of which is equal to or longer than the term of the Mortgage. With respect to a Cooperative Loan, the stock allocated to a dwelling unit in the residential cooperative housing corporation that was pledged to secure such Cooperative Loan and the related Cooperative Lease.

               Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

               Mortgagor: The obligor on a Mortgage Note and their successors in title to the Mortgaged Property.

               Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser.

               Other Insurance Proceeds: Proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a Mortgage Loan, other than the PMI Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that Countrywide would follow in servicing mortgage loans held for its own account.

               Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

               Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect, equal to the rate set forth on the Mortgage Loan Schedule per adjustment.

               Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability corporation, unincorporated organization or government or any agency or political subdivision thereof.

               PMI Policy: A policy of private mortgage guaranty insurance relating to a Mortgage Loan and issued by a Qualified Insurer.

               PMI Proceeds:  Proceeds of any PMI Policy.

               Preliminary Mortgage Loan Package: The mortgage loans identified or described in a Trade Confirmation, which, subject to the Purchaser's due diligence as contemplated in Section 2.02, are intended to be sold under this Agreement as a Mortgage Loan Package.

               Preliminary Mortgage Loans: The mortgage loans constituting a Preliminary Mortgage Loan Package.

               Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any prepayment penalty or premium thereon (unless the Purchase Confirmation provides otherwise), which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

               Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

               Purchase Confirmation: A letter agreement, substantially in the form of Exhibit B hereto, executed by Countrywide and the Purchaser in connection with the purchase and sale of each Mortgage Loan Package, which sets forth the terms relating thereto including a description of the related Mortgage Loans (including the Mortgage Loan Schedule), the purchase price for such Mortgage Loans, the Closing Date and the Servicing Fee Rate.

               Purchase Proceeds: The amount paid on the related Closing Date by the Purchaser to Countrywide in exchange for the Mortgage Loan Package purchased on such Closing Date as set forth in the applicable Purchase Confirmation.

               Purchaser: The Person identified as the "Purchaser" in the preamble to this Agreement or its successor in interest or any successor or assign to the Purchaser under this Agreement as herein provided. Any reference to "Purchaser" as used herein shall be deemed to include any designee of the Purchaser, so long as such designation was made in accordance with the limitations set forth in Section 6.07.

               Qualification Defect: With respect to a Mortgage Loan, (a) a materially defective document in the Mortgage File, (b) the absence of a material document in the Mortgage File, or (c) the breach of any material representation, warranty or covenant with respect to the Mortgage Loan made by Countrywide, but, in each case, only if the affected Mortgage Loan would cease to qualify as a "qualified mortgage" for purposes of the REMIC Provisions.

               Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, which insurer is approved in such capacity by an Agency.

               Qualified Substitute Mortgage Loan: A mortgage loan that must, on the date of such substitution, (i) have an unpaid principal balance, after deduction of all scheduled payments due in the month of substitution (or if more than one (1) mortgage loan is being substituted, an aggregate principal balance), not in excess of the unpaid principal balance of the repurchased Mortgage Loan (the amount of any shortfall will be deposited in the Custodial Account by Countrywide in the month of substitution); (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than, the Mortgage Interest Rate of the repurchased Mortgage Loan; (iii) have a remaining term to maturity not greater than, and not more than one year less than, the maturity date of the repurchased Mortgage Loan; (iv) comply with each representation and warranty (respecting individual Mortgage Loans) set forth in Section 3.02 hereof; (v) shall be the same type of Mortgage Loan (i.e., an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan).

               Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Pass-Through Transfer pursuant to
Section 6.07 hereof. The Reconstitution Date shall be such date which the Purchaser shall designate in writing.

               REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

               Remittance Date: The eighteenth (18th) day of any month, beginning with the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately following.

               REO Disposition: The final sale by Countrywide of any REO Property or the transfer of the management of such REO Property to the Purchaser as set forth in Section 4.13.

               REO Property: A Mortgaged Property acquired by Countrywide on behalf of the Purchaser as described in Section 4.13.

               Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date of repurchase plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the last date through which interest has been paid and distributed to the Purchaser to the last day of the month in which the repurchase occurs, less amounts received or advanced in respect of such repurchased Mortgage Loan which such amounts are being held in the Custodial Account for distribution in the month of repurchase plus (iii) with respect to any Mortgage Loan included in a Pass-Through Transfer, damages incurred by the Purchaser or its assignee including the trust in any securitization in connection with any violation by such Mortgage Loan of any predatory or abusive lending law.

               S&P: Standard and Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest

               Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Coop Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Coop Shares and the related Proprietary Lease.

               Servicing Agreement: The agreement dated as of July 1, 2004 and signed by the Purchaser and Countrywide with respect to the administration and servicing of the Mortgage Loans.

               Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to Countrywide, which shall, for a period of one full month, be equal to one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payment collected by Countrywide, or as otherwise provided herein. Subject to the foregoing, and with respect to each Mortgage Loan, Countrywide shall be entitled to receive its Servicing Fee through the disposition of any related REO Property and the Servicing Fee payable with respect to any REO Property shall be based on the Stated Principal Balance of the related Mortgage Loan at the time of foreclosure.

               Servicing Fee Rate: With respect to any Mortgage Loan, the rate per annum set forth in the applicable Trade Confirmation or Purchase Confirmation.

               Servicing LP: Countrywide Home Loans Servicing LP, a Texas limited partnership, and its successors and assigns, in its capacity as servicer hereunder.

               Stated Principal Balance: With respect to each Mortgage Loan as of any date of determination: (i) the unpaid principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

               Trade Confirmation: A letter agreement substantially in the form of Exhibit D hereto executed by Countrywide and the Purchaser prior to the applicable Closing Date confirming the terms of a prospective purchase and sale of a Mortgage Loan Package.

               Transaction Documents: With respect to any Mortgage Loan, the related Trade Confirmation, the related Purchase Confirmation and this Agreement.

               Updated LTV: With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the date of determination divided by the value of the related Mortgaged Property as determined by a recent appraisal of the Mortgaged Property.

               Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer.

                                 ARTICLE II.
                      PRE-CLOSING AND CLOSING PROCEDURES

               Section 2.01. Books and Records; Transfers of Mortgage Loans

               From and after the sale of the Mortgage Loans to the Purchaser, all rights arising out of the Mortgage Loans including but not limited to all funds received on or in connection with the Mortgage Loans on account of interest and principal due after the Cut-off Date, shall be held by the Servicer in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Servicer shall retain record title to the related Mortgage Loans for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

               The sale of each Mortgage Loan shall be reflected on Countrywide's balance sheet and other financial statements as a sale of assets by Countrywide. Countrywide shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, Countrywide shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of FNMA or FHLMC, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by FNMA or FHLMC, and periodic inspection reports as required by
Section 3.15 of the Servicing Agreement. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by Countrywide may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as Countrywide complies with the requirements of the FNMA or FHLMC Selling and Servicing Guide, as amended from time to time.

               Section 2.02. Due Diligence by the Purchaser.

               Review of Credit File. Prior to the Closing Date, Countrywide shall make available to the Purchaser the Credit File for each Preliminary Mortgage Loan in the related Preliminary Mortgage Loan Package and shall accommodate reasonable requests by the Purchaser to provide personnel and documents as necessary to facilitate the review. The Purchaser shall have the right to review the Credit File for each such Preliminary Mortgage Loan, at Countrywide's offices or such other location agreed upon by the Purchaser and Countrywide, for the purpose of determining whether each Preliminary Mortgage Loan conforms in all material respects to the applicable terms contained in the Transaction Documents, which determination shall be made in the Purchaser's reasonable and good faith discretion. In the event that the Purchaser rejects any Preliminary Mortgage Loan based on such review, Countrywide shall have the opportunity, at the discretion of the Purchaser, to substitute replacement Preliminary Mortgage Loans satisfying the requirements set forth above, and the Purchaser shall have the right to review any such replacement Preliminary Mortgage Loan(s) in the manner contemplated above. Such examination may be made by the Purchaser or its designee, at its expense, at any reasonable time before the Closing Date. Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement.

               Section 2.03. Identification of Mortgage Loan Package.

               At least three (3) Business Days prior to the Closing Date, the Purchaser shall identify those Preliminary Mortgage Loans that the Purchaser intends to be included in the Mortgage Loan Package.

               Section 2.04. Credit Document Deficiencies Identified During Due Diligence.

               If, with respect to a Mortgage Loan Package, the related Purchase Confirmation identifies any Mortgage Loan for which the related Credit File is missing material documentation (as used therein, the "Missing Credit Documents"), Countrywide agrees to use its best efforts to procure each such Missing Credit Document within sixty (60) days following the related Closing Date. In the event of a default by a Mortgagor or any material impairment of the Mortgaged Property, in either case directly arising from a breach of Countrywide's obligation to deliver the Missing Credit Document within the time specified above, Countrywide shall repurchase such Mortgage Loan at the Repurchase Price.

               Section 2.05. Delivery of Collateral Files.

               Custodial Agreement. Countrywide shall, on or before the Business Day prior to the related Closing Date, pursuant to the Custodial Agreement deliver and release to the Custodian the Collateral File for each Mortgage Loan in the Mortgage Loan Package and shall execute, and cause the Custodian to execute, the Custodial Agreement. The Custodian has certified its receipt of all such Collateral Documents required to be delivered pursuant to the Custodial Agreement. Countrywide will be responsible for the fees and expenses with respect to the delivery and will be responsible for the fees and expenses related to the recording of the initial Assignments of Mortgage (including any fees and expenses related to any preparation and recording of any intervening or prior assignments of the Mortgage Loans to Countrywide or to any prior owners of or mortgagees with respect to the Mortgage Loans) or Form UCC-3's for Cooperative Loans. The Purchaser will be responsible for the Custodian's fees and expenses with respect to the initial inventory and maintenance of the Mortgage Loans on or after the Closing Date, including the costs associated with clearing exceptions.

               Countrywide shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 3.1(c) or 5.1 of the Servicing Agreement within thirty (30) days of their execution, provided, however, that Countrywide shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation.

               In the event the public recording office is delayed in returning any original document, Countrywide shall deliver to the Custodian within 360 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. Countrywide will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

               Notwithstanding the foregoing, if the originals or certified copies required in this Section 2.05 are not delivered as required within 90 days following the Closing Date or as otherwise extended as set forth above, the related Mortgage Loan shall, upon request of the Purchaser, be repurchased by Countrywide in accordance with Section 3.03 hereof; provided, however, that the foregoing repurchase obligation shall not apply in the event Countrywide cannot deliver such items due to a delay caused by the recording office in the applicable jurisdiction; provided that Countrywide shall deliver instead a recording receipt of such recording office or, if such recording receipt is not available, an Officer's Certificate from Countrywide confirming that such documents have been accepted for recording. Any such document shall be delivered to the Purchaser or its designee promptly upon receipt thereof from the related recording office.

               If Countrywide, the Purchaser or the Custodian finds any document or documents constituting a part of a Mortgage File pertaining to a Mortgage Loan to be defective (or missing) in any material respect, and such defect or missing document materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, the party discovering such defect shall promptly so notify Countrywide. Countywide shall have a period of 90 days after receipt of such written notice within which to correct or cure any such defect. Countrywide hereby covenants and agrees that, if any material defect cannot be corrected or cured,

Countrywide will, upon the expiration of the applicable cure period described above, repurchase the related Mortgage Loan in the manner set forth in Section 3.03; provided, however, that with respect to any Mortgage Loan, if such defect constitutes a Qualification Defect, any such repurchase must take place within 90 days of the date such defect is discovered.

               Notwithstanding the foregoing, with respect to a Mortgage Loan, if, at the end of such 90-day period, Countrywide delivers an Officer's Certificate to the Purchaser certifying that Countrywide is using good faith efforts to correct or cure such defect and identifying progress made, then the Purchaser shall grant Countrywide an extension to correct or cure such defect. The extension shall not extend beyond (1) the date that is 90 days after the date the defect is discovered, or, (2) if the defect is not a Qualification Defect (as evidenced by an Opinion of Counsel), the date that is 30 days beyond the original 90-day cure period. If the defect is not a Qualification Defect, additional 30-day extensions may be obtained pursuant to the same procedure, as long as Countrywide demonstrates continued progress toward a correction or cure; provided that no extension shall be granted beyond 180 days from the date on which Countrywide received the original notice of the defect.

               Notwithstanding the foregoing, with respect to a Mortgage Loan, the failure of the Purchaser to notify Countrywide of any defective or missing document in a Mortgage File within such 90-day period, or the failure of the Purchaser to require Countrywide to cure or repurchase the related Mortgage Loan upon expiration of such 90-day period, shall not constitute a waiver of its rights hereunder, including the rights with respect to a Mortgage Loan, to require Countrywide to repurchase the affected Mortgage Loan and the right to indemnification pursuant to Section 3.03 hereof.

               Section 2.06. Purchase Confirmation.

               Upon confirmation with the Purchaser of a Mortgage Loan Package, Countrywide shall prepare and deliver to the Purchaser for execution the related Purchase Confirmation, executed by an authorized signatory of Countrywide.

               Section 2.07. Closing.

               The Closing of each Mortgage Loan Package shall take place on the related Closing Date and shall be subject to the satisfaction of each of the following conditions, unless otherwise waived by the prejudiced party(ies):

               (a) All of the representations and warranties of Countrywide under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

               (b) All of the representations and warranties of the Purchaser under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred that, with notice or the passage of time, would constitute a default under this Agreement;

               (c) Both parties shall have executed and delivered the related Purchase Confirmation and Custodial Agreement;

               (d) Countrywide shall have delivered and released to the Custodian all documents required pursuant to this Agreement and the Custodial Agreement; and

               (e) All other terms and conditions of this Agreement have been complied with.

               Section 2.08. Payment of the Purchase Proceeds.

               Subject to the conditions set forth in Section 2.07, and in consideration for the Mortgage Loan Package to be purchased by the Purchaser on the related Closing Date, the Purchaser shall pay to Countrywide on such Closing Date the Purchase Proceeds by wire transfer of immediately available funds to the account designated by Countrywide on or before the Funding Deadline.

               Section 2.09. Entitlement to Payments on the Mortgage Loans.

               With respect to any Mortgage Loan purchased hereunder, the Purchaser shall be entitled to (a) all scheduled principal due after the related Cut-off Date; (b) all other recoveries of principal collected after the related Cut-off Date, except for (i) recoveries of principal collected after the Cut-off Date and prior to the Closing Date that are reflected in the Mortgage Loan Schedule, and (ii) all scheduled payments of principal due on or before the related Cut-off Date; and (c) all payments of interest on such Mortgage Loan net of interest at the Servicing Fee Rate and the LPMI Fee, if applicable (minus that portion of any such payment that is allocable to the period prior to the related Cut-off Date) due after the Cut-off Date.

               Section 2.10. Payment of Costs and Expenses.

               The Purchaser and Countrywide shall each bear its own costs and expenses in connection with the purchase and sale of the Mortgage Loans including any commissions due its sales personnel, the legal fees and expenses of its attorneys and any due diligence expenses. Without limiting the generality of the foregoing, any costs and expenses incurred in connection with recording the Assignment of Mortgage or any subsequent assignment thereof shall be paid for by the Purchaser.

               Section 2.11. MERS Mortgage Loans and the MERS System.

               (a) Notwithstanding anything contained in this Agreement to the contrary, with respect to any MERS Mortgage Loan sold to the Purchaser by Countrywide pursuant to this Agreement, Countrywide shall cause the registration of such MERS Mortgage Loan to be changed on the MERS System to reflect the Purchaser as the beneficial owner of such MERS Mortgage Loan. The foregoing obligation of Countrywide shall be in lieu of Countrywide delivering to the Purchaser an Assignment of Mortgage for such MERS Mortgage Loan. With respect to the Mortgage and intervening assignments related to any MERS Mortgage Loan, Countrywide shall, in accordance with Section 2.05, provide the Purchaser with the original Mortgage with evidence of registration with MERS and, as applicable, the originals of all intervening assignments of the Mortgage with evidence of recording thereon prior to the registration of the Mortgage Loan with the MERS System.

               (b) In connection with the MERS System, Countrywide is hereby authorized and empowered, in its own name, to register, or change the registration of any MERS Mortgage Loan to effectuate such registration. Further, Countrywide is authorized to cause the removal of any MERS Mortgage Loan from such registration, and to execute and deliver on behalf of itself and the Purchaser, any and all instruments of assignment and comparable instruments with respect to any registration and/or removal of such MERS Mortgage Loan on or from the MERS System.

                                 ARTICLE III.
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

               Section 3.01. Representations and Warranties Respecting Countrywide.

               Countrywide represents, warrants and covenants to the Purchaser that, as of each Closing Date:

               (a) Organization and Standing. Countrywide is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified and licensed to transact business in and is in good standing under the laws of each state where each Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. The execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Countrywide and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement evidences the valid, binding and enforceable obligation of Countrywide; and all requisite corporate action has been taken by Countrywide to make this Agreement valid and binding upon Countrywide in accordance with its terms;

               (b) Due Authority. Countrywide has the full power and authority to (i) perform and enter into and consummate all transactions contemplated by this Agreement and (ii) to sell each Mortgage Loan;

               (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Countrywide, which is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by Countrywide pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

               (d) No Conflict. Neither the acquisition or origination of the Mortgage Loans by Countrywide, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of Countrywide's certificate of incorporation or by-laws or result in a material breach of any legal restriction or any material agreement or instrument to which Countrywide is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which Countrywide or its property is subject;

               (e) Approved Seller. Countrywide is an approved seller/servicer for each Agency in good standing and is a mortgagee approved by the Secretary of HUD. No event has occurred, including a change in insurance coverage, which would make Countrywide unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements;

               (f) No Pending Litigation. There is no action, suit, proceeding, investigation or litigation pending or, to Countrywide's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to Countrywide would materially and adversely affect the sale of the Mortgage Loans to the Purchaser, the ability of Countrywide to service the Mortgage Loans hereunder in accordance with the terms hereof, or Countrywide's ability to perform its obligations under this Agreement;

               (g) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Countrywide, of or compliance by Countrywide with, this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date;

               (h) Reasonable Servicing Fee. Countrywide acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by Countrywide, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

               (i) Ability to Perform. Countrywide does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. Countrywide is solvent and the sale of the Mortgage Loans will not cause Countrywide to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of Countrywide's creditors;

               (j) No Untrue Information. Neither this Agreement nor any statement, report or other document prepared and furnished, or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, by Countrywide contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

               (k) Sale Treatment. Countrywide has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

               (l) Fair Credit Report Act. Servicing LP, in its capacity as servicer for each Mortgage Loan, has fully furnished (or caused to be furnished), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories) or their successors and assigns, on a monthly basis; and

               (m) No Brokers' Fees. Countrywide has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

               Section 3.02. Representations and Warranties Regarding Individual Mortgage Loans.

               With respect to each Mortgage Loan (unless otherwise specified below), Countrywide represents and warrants to the Purchaser as of the related Closing Date that:

               (a) Mortgage Loan Schedule. The information contained in the Mortgage Loan Schedule is complete, true and correct in all material respects;

               (b) No Delinquencies or Advances. All payments required to be made and credited prior to the related Cut-off Date for such Mortgage Loan under the terms of the Mortgage Note have been made; Countrywide has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no delinquency of more than thirty
(30) days in any payment by the Mortgagor thereunder during the last twelve
(12) months;

               (c) Taxes, Assessments, Insurance Premiums and Other Charges. There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

               (d) No Modifications. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments that have been or will be recorded, if necessary to protect the interests of the Purchaser, and that have been or will be delivered to the Purchaser, all in accordance with this Agreement. The substance of any such waiver, alteration or modification has been approved by the primary mortgage guaranty insurer, if any, and by the title insurer, to the extent required by the related policy and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the primary mortgage insurer, if any, and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Collateral File and the terms of which are reflected in the Mortgage Loan Schedule if executed prior to the Closing Date;

               (e) No Defenses. The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (f) Hazard and Flood Insurance. All buildings upon the Mortgaged Property are insured in an amount which is not less than the lesser of (i) the maximum insurable value of the Mortgaged Property and (ii) the greater if (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount that would prevent the Mortgagor from becoming a co-insurer, by an insurer acceptable to an Agency against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming Countrywide, its successors and assigns as mortgagee, and all premiums thereon have been paid. If, upon the origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy that meets the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) and conforms to the requirements of an Agency is in effect. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's expense and, upon the failure of the Mortgagor to do so, the holder of the Mortgage is authorized to maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

               (g) Compliance with Applicable Law. Each Mortgage Loan at the time of origination complied in all material respects with applicable local, state and federal laws including without limitation usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, predatory and abusive lending and disclosure laws applicable to the Mortgage Loan, including applicable regulations, and Countrywide shall maintain in its possession, available for the Purchaser's inspection and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

               (h) No Release of Mortgage. The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

               (i) Enforceability of Mortgage Documents. The Mortgage Note, the Mortgage and any related modifications, assignments and assumptions are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws;

               (j) Valid First Lien on Mortgage Loans that are not Cooperative Loans. Each related Mortgage is a valid, subsisting and enforceable first lien or a first priority ownership interest in an estate in fee simple in the Mortgaged Property, including, for Mortgage Loans that are not Cooperative Loans, all improvements on the Mortgaged Property, securing the related Mortgage Note, except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the Mortgage may secure and create a first lien upon a leasehold estate of the Mortgagor. The lien of the Mortgage is subject only to:

                  (i) the lien of current real property taxes and assessments not yet due and payable;

                  (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and that do not adversely affect the Appraised Value (as evidenced by an appraisal referred to in such definition) of the Mortgaged Property set forth in such appraisal; and

                  (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;

               Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and Countrywide has full right to sell and assign the same to the Purchaser.

               (k) Valid First Liens on Cooperative Loans: With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note and lease, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interests in the cooperative shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority equal to or over the Countrywide's security interest in such cooperative shares;

               (l) With respect to each Cooperative Loan, a search for filings of financing statements has been made by a company competent to make the same, which company is acceptable to FNMA and qualified to do business in the jurisdiction where the cooperative unit is located, and such search has not found anything which would materially and adversely affect the Cooperative Loan;

               (m) With respect to each Cooperative Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

               (n) With respect to each Cooperative Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Cooperative Lease;

               (o) Leasehold Interests. With respect to any ground lease to which a Mortgaged Property may be subject: (i) the Mortgagor is the owner of a valid and subsisting leasehold interest under such ground lease: (ii) such ground lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been fully paid to the extent payable as of the Closing Date; (iv) the Mortgagor enjoys the quiet and peaceful possession of the leasehold estate, subject to any sublease; (v) the Mortgagor is not in default under any of the terms of such ground lease, and there are no circumstances which, with the passage of time or the giving of notice, or both, would result in a default under such ground lease; (vi) the lessor under such ground lease is not in default under any of the terms or provisions of such ground lease on the part of the lessor to be observed or performed; (vii) the lessor under such ground lease has satisfied any repair or construction obligations due as of the Closing Date pursuant to the terms of such ground lease; and (viii) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, such ground lease

               (p) Disbursements of Proceeds. The proceeds of the Mortgage Loan have been fully disbursed, and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and recording the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

               (q) Sole Owner. Countrywide is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and Countrywide has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, participation interests, charge, claim or security interest not specifically set forth in the related Mortgage Loan Schedule and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to the terms of this Agreement;

               (r) Title Insurance. Each Mortgage Loan is covered by an ALTA lender's title insurance policy included in the related Servicing File, acceptable to an Agency, issued by a title insurer acceptable to an Agency and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in Section 3.02(j)(i), (ii) and (iii) above) Countrywide, its successors and assigns as to the first priority lien of the Mortgage. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Countrywide is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including Countrywide, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

               (s) No Default. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and Countrywide has not waived any default, breach, violation or event of acceleration;

               (t) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

               (u) Origination and Collection Practices. The origination and collection practices used by Countrywide with respect to each Mortgage Loan and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, Countrywide and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due Countrywide have been capitalized under any Mortgage or the related Mortgage Note. All payments have been collected in compliance with local, state and federal law and the terms of the related

Mortgage Note. With respect to Adjustable Rate Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with local, state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

               (v) No Condemnation or Damage. Each Mortgaged Property is free of material damage and waste and there is no proceeding pending or, to the best of Countrywide's knowledge, threatened for the total or partial condemnation thereof;

               (w) Customary and Enforceable Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby including (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

               (x) Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage;

               (y) Appraisal. Unless the Mortgage Loan was underwritten pursuant to one of Countrywide's streamline documentation programs, the Credit File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum requisite qualifications of an Agency for appraisers, duly appointed by the originator, that had no interest, direct or indirect in the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal is in a form acceptable to an Agency, with such riders as are acceptable to such Agency; furthermore, the appraisal type for each Mortgage Loan is accurately reflected on the Mortgage Loan Schedule;

               (z) Trustee for Deed of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

               (aa) Private Mortgage Insurance. Each Mortgage Loan, with an LTV at origination in excess of eighty percent (80%) is and will be subject to a PMI Policy issued by an insurer acceptable to FNMA or FHLMC, in at least such amounts as required by FHMA or FHLMC. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such PMI Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith or, in the case of a lender paid mortgage insurance policy, the premiums and charges are included in the Mortgage Interest Rate for the Mortgage Loan;

               (bb) Lawfully Occupied. At origination, the Mortgaged Property was lawfully occupied under applicable law. To the best of Countrywide's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same including certificates of occupancy, have been made or obtained from the appropriate authorities. No improvements violate local zoning laws;

               (cc) Assignment of Mortgage. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

               (dd) Form of Mortgage Note and Mortgage. The Mortgage Note and Mortgage are on forms acceptable to an Agency;

               (ee) Predatory Lending Regulations; High Cost Loans. None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost," "threshold," "predatory" or "covered" loans or "High Cost Home Loans" under any other applicable state, federal or local law (or a similarly classified loan using different terminology);

               (ff) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

               (gg) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel (or more than one contiguous parcels) of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse;

               (hh) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above

               (ii) Servicemembers Civil Relief Act. The Mortgagor has not notified Countrywide, and Countrywide has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act or any similar state law;

               (jj) Payment Terms. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest (or interest, in the case of any Mortgage Loan for which monthly payments consist of only interest for a period of time specified on the Mortgage Loan Schedule), (provided that, the installments of interest are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date with respect to an Adjustable Rate Mortgage, and interest is calculated and payable in arrears) providing for full amortization by maturity over a scheduled term of no more than 30 years. No Mortgage Loan converts, pursuant to the terms of the related Mortgage Note, from having interest accrue on the principal amount thereof based on an adjustable rate to having interest accrue based on a fixed rate, and no Mortgage Loan has a shared appreciation or other contingent interest feature, or permits negative amortization. The Mortgage Interest Rate, Lifetime Rate Cap, each applicable Periodic Rate Cap and each applicable Interest Adjustment

Date for each Mortgage Loan are as set forth for such Mortgage Loan in the Mortgage Loan Schedule;

               (kk) Origination. At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a saving bank, a commercial bank or similar banking institution which is supervised by a Federal or State authority.

               (ll) Loan-to-Value Ratio; Modifications; No Foreclosures. The Loan-to-Value Ratio of each Mortgage Loan was no greater than 100% at the time of its origination or refinancing, as applicable. No Mortgage Loan is subject to a written foreclosure agreement or pending foreclosure proceedings;

               (mm) Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with Countrywide's underwriting guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner;

               (nn) Adverse Selection. Countrywide used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien residential mortgage loans owned by it which were available for inclusion in the Mortgage Loan Package;

               (oo) Environmental Matters. To the best of Countrywide's knowledge, the Mortgaged Property is free from any and all toxic or hazardous standards and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which Countrywide is aware in which compliance with any environmental law, rule or regulation is an issue. To the best of Countrywide's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

               (pp) No Bankruptcy. No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and as of the Closing Date, Countrywide has not received notice that any Mortgagor is a debtor under any state or federal bankruptcy or insolvency proceeding;

               (qq) No Additional Payments. There is no obligation on the part of Countrywide or any other party to make payments in addition to those made by the Mortgagor;

               (rr) Georgia Fair Lending Act. None of the Mortgage Loans is subject to the Georgia Fair Lending Act, as amended;

               (ss) No Credit Insurance Policies. No proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

               (tt) Prepayment Penalty Term. No Mortgage Loan will impose a prepayment premium in violation of federal, state or local law or regulations; and

               (uu) Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code.

               Section 3.03 Remedies for Breach of Representations and
Warranties.

               (a) Notice of Breach. The representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Collateral Documents or Credit File. Upon discovery by either Countrywide or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of one or more of the related Mortgage Loans, the party discovering such breach shall give prompt written notice to the other.

               (b) Cure or Repurchase. Within ninety (90) days from the earlier of either discovery by or notice to Countrywide of a breach of a representation or warranty that materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, Countrywide shall use its best efforts to cure such breach in all material respects, and, if such breach cannot be cured, Countrywide shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01 and such breach cannot be cured within ninety (90) days of the earlier of either discovery by or notice to Countrywide of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by Countrywide at the Repurchase Price.

               (c) Substitution or Repurchase. If the breach shall involve a representation or warranty set forth in Section 3.02, Countrywide may at the discretion of the Purchaser, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If Countrywide has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the provisions of this Section
3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution. At the time of repurchase or substitution, the Purchaser and Countrywide shall arrange for the reassignment of such Mortgage Loan and release of the related Collateral File to Countrywide and the delivery to Countrywide of any documents held by the Purchaser or its designee relating to such Mortgage Loan. In the event Countrywide is authorized to substitute a Qualified Substitute Mortgage Loan for a repurchased Mortgage Loan, Countrywide shall, simultaneously with such reassignment, give written notice to the Purchaser that substitution has taken place and identify the Qualified Substitute Mortgage Loan(s). In connection with any such substitution, Countrywide shall be deemed to have made as to such Qualified Substitute Mortgage Loan(s) the representations and warranties except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. Countrywide shall effect such substitution by delivering to the Purchaser the Collateral Documents for such Qualified Substitute Mortgage Loan(s). Countrywide shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan(s) in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by Countrywide. For the month of substitution, distributions to the Purchaser shall include the Monthly Payment due on any substituted Mortgage Loan in the month of substitution, and Countrywide shall thereafter be entitled to retain all amounts subsequently received by Countrywide in respect of such substituted Mortgage Loan.

               For any month in which Countrywide substitutes a Qualified Substitute Mortgage Loan for a repurchased Mortgage Loan, Countrywide shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all substituted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by Countrywide in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, Countrywide shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall. Notwithstanding the above, in no event shall Countrywide substitute a loan that has been placed in a trust with respect to a securitization.

               In addition to such cure and repurchase obligations, Countrywide shall indemnify the Purchaser and hold it harmless against any damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion by any third party that is based on or grounded upon, or resulting from, a breach of Countrywide representations and warranties contained in this Agreements; provided however, indemnification shall not be available for any economic losses of the Purchaser due to reinvestment losses, loss of investment income or any other special, indirect or consequential losses or damages.

               Section 3.04 Accrual of Cause of Action.

               Any cause of action against Countrywide relating to or arising out of the breach of any representations and warranties made in Sections 3.01 or 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by Countrywide to the Purchaser, (ii) failure by Countrywide to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon Countrywide by the Purchaser for compliance with the relevant provisions of this Agreement.

               Section 3.05 Representations and Warranties Respecting the Purchaser.

               The Purchaser represents, warrants and covenants to Countrywide that, as of each Closing Date:

               (a) Organization and Standing. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and is qualified to transact business in and is in good standing under the laws of each state in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such qualification;

               (b) Due Authority. The Purchaser has the full power and authority to perform, and to enter into and consummate, all transactions contemplated by this Agreement; the Purchaser has the full power and authority to purchase and hold each Mortgage Loan;

               (c) No Conflict. Neither the acquisition of the Mortgage Loans by the Purchaser pursuant to this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Purchaser's charter or by-laws or result in a material breach of any legal restriction or any material agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

               (d) No Pending Litigation. There is no action, suit, proceeding, investigation or litigation pending or, to the Purchaser's knowledge, threatened, which either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the purchase of the Mortgage Loans by the Purchaser hereunder, or the Purchaser's ability to perform its obligations under this Agreement; and

               (e) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement (including, but not limited to, any approval from HUD), or if required, such consent, approval, authorization or order has been obtained prior to the related Closing Date.

               (f) Securities. Without conceding that the Mortgage Loans are securities, the Purchaser hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of each Closing Date:

                    (i) the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

                   (ii) the Purchaser considers itself a substantial,
               sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

                  (iii) the Purchaser has been furnished with all
               information regarding he Mortgage Loans which it has requested to date from Countrywide; and

                   (iv) neither the Purchaser nor anyone acting on its behalf offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of any Mortgage Loan a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

               Section 3.06 Indemnification by the Purchaser.

               The Purchaser shall indemnify Countrywide and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Purchaser's representations and warranties contained in Section 3.05 above.

                                 ARTICLE IV.
                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

               Section 4.01 Servicing LP to Act as Servicer.

               Servicing LP shall service and administer Mortgage Loans sold pursuant to this Agreement in accordance with the terms of the Servicing Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things, in connection with such servicing and administration, that Servicing LP may deem necessary or desirable and consistent with the terms of the Servicing Agreement. In servicing and administering the Mortgage Loans, Servicing LP shall employ procedures in accordance with the customary and usual standards of practice of prudent mortgage servicers, and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account.

                                  ARTICLE V.
                           COVENANTS BY COUNTRYWIDE

               Section 5.01 Indemnification by Countrywide; Third Party
Claims.

               Countrywide shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary attorneys' fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of Countrywide to perform its obligations hereunder including its obligations to service and administer the Mortgage Loans in compliance with the terms of this Agreement. Notwithstanding the foregoing, the Purchaser shall indemnify Countrywide and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that Countrywide may sustain in any way related to (a) actions or inactions of Countrywide which were taken or omitted upon the instruction or direction of the Purchaser, or (b) the failure of the Purchaser to perform its obligations hereunder.

               Countrywide and the Purchaser shall immediately notify the other if a claim is made upon such party by a third party with respect to this Agreement or the Mortgage Loans. Upon the prior written consent of the Purchaser, which consent shall not be unreasonably withheld, Countrywide shall assume the defense of any such claim and pay all expenses in connection therewith, including attorneys' fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Purchaser promptly shall reimburse Countrywide for all costs, fees or expenses advanced by it pursuant to this paragraph except when the claim in any way results from, relates to or arises out of any liability, obligation, act or omission of Countrywide (other than acts or omissions taken or omitted at the direction of the Purchaser), including without limitation, Countrywide's indemnification obligation hereunder, any repurchase obligation of Countrywide hereunder including Sections 2.04, 2.05 and 3.03, or the failure of Countrywide to service and administer the Mortgage Loans and otherwise perform its obligations hereunder in strict compliance with the terms of this Agreement.

               Section 5.02 [Reserved.]

               Section 5.03 Merger or Consolidation of Countrywide.

               Countrywide shall keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans, and to perform its duties under this Agreement.

               Notwithstanding anything to the contrary contained herein, any Person into which Countrywide may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which Countrywide shall be a party, or any Person succeeding to the business of Countrywide, shall be the successor of Countrywide hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, unless otherwise consented to by the Purchaser, which consent shall not be unreasonably withheld, and shall be qualified to service mortgage loans on behalf of an Agency.

               Section 5.04 Limitation on Liability of Countrywide and Others.

               Neither Countrywide nor any of the officers, employees or agents of Countrywide shall be under any liability to the Purchaser for any action taken, or for refraining from taking any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect Countrywide or any such person against any breach of warranties or representations made herein, or the failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. Countrywide and any officer, employee or agent of Countrywide may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Notwithstanding anything to the contrary contained in this Agreement, unless one or more Event of Default by Countrywide shall occur and shall not have been remedied within the time limits set forth in Section 7.1 of the Servicing Agreement, the Purchaser shall not record or cause to be recorded an Assignment of Mortgage with the recording office. To the extent the Purchaser records with the recording office as permitted herein an Assignment of Mortgage which designates the Purchaser as the holder of record of the Mortgage, the Purchaser agrees that it shall (i) provide Countrywide with immediate notice of any action with respect to the Mortgage or the related Mortgaged Property and ensure that the proper department or person at Countrywide receives such notice; and (ii) immediately complete, sign and return to Countrywide any document reasonably requested by Countywide to comply with its servicing obligations, including without limitation, any instrument required to release the Mortgage upon payment in full of the obligation or take any other action reasonably required by Countrywide. The Purchaser further agrees that Countrywide shall have no liability for the Purchaser's failure to comply with the subsections (i) or (ii) in the foregoing sentence. Countrywide shall have no liability to the Purchaser and shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that Countrywide may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable to protect the Purchaser's interests in the Mortgage Loans. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and Countrywide shall be entitled to be reimbursed therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to Countrywide's indemnification under Section 5.01.

               Section 5.05 No Transfer of Servicing.

               Countrywide acknowledges that the Purchaser acts in reliance upon Countrywide's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, Countrywide shall not assign this Agreement or the servicing rights hereunder, without the prior written approval of the Purchaser, which consent may not be unreasonably withheld; provided, however, that nothing in this Agreement shall limit the right of Countrywide to assign the servicing rights hereunder to Servicing LP.

                                 ARTICLE VI.
                                MISCELLANEOUS

               Section 6.01 Notices.

               All demands, notices and communications required to be provided hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, postage prepaid, and return receipt requested, or, if by other means, when received by the other party at the address as follows:

               (i) to Countrywide:

                   Countrywide Home Loans, Inc.
                   4500 Park Granada
                   Calabasas, California 91302
                   Attn: Celia Coulter, Executive Vice President

               With copy to:  General Counsel

               (ii) the Purchaser:

               To the address and contact set forth in the related Purchase Confirmation or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

               Section 6.02 Sale Treatment.

               It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by Countrywide and not a pledge of the Mortgage Loans by Countrywide to the Purchaser to secure a debt or other obligation of Countrywide. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on Countrywide's business records, tax returns and financial statements. Accordingly, Countrywide and the Purchaser shall each treat the transaction for federal income tax purposes as a sale by Countrywide, and a purchase by the Purchaser, of the Mortgage Loans.

               Section 6.03 Exhibits.

               The Exhibits to this Agreement and each Trade Confirmation and Purchase Confirmation executed by Countrywide and the Purchaser are hereby incorporated and made a part hereof and are an integral part of this Agreement.

               Section 6.04 General Interpretive Principles.

               For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

               (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

               (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

               (d) reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

               (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision;

               (f) the term "include" or "including" shall mean without limitation by reason of enumeration; and

               (g) reference to the Transaction Documents or any other document referenced herein shall include all exhibits, schedules or other supplements thereto.

               Section 6.05 Reproduction of Documents.

               This Agreement and all documents relating thereto, including
(a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               Section 6.06 Further Agreements.

               Countrywide shall execute and deliver to the Purchaser and the Purchaser shall be required to execute and deliver to Countrywide such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

               Section 6.07 Assignment of Mortgage Loans by the Purchaser; Pass-Through Transfers.

               (a) The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans; provided, however, that the transferee will not be deemed to be the Purchaser hereunder unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the document evidencing such agreement shall have been executed by the Purchaser and the transferee and delivered to Countrywide. Notwithstanding the foregoing, no transfer shall be effective if such transfer would result in there being more than four (4) "Purchasers" outstanding hereunder with respect to any Mortgage Loan Package. Any trust to which Mortgage Loans may be transferred pursuant to Section 6.07(b) hereunder shall constitute a single Purchaser for the purposes of the preceding sentence.

               (b) The Purchaser and Countrywide agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, but subject to the limitations set forth in Section 6.07(a) hereof, may effect Pass-Through Transfers, retaining Countrywide as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section
6.07 is rejected by the related transferee, Countrywide shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement. Countrywide shall cooperate with the Purchaser in connection with each Pass-Through Transfer in accordance with this Section 6.07. In connection therewith Countrywide shall:

                    (i) negotiate in good faith and execute any
               seller/servicer agreement reasonably required to effectuate the Pass-Through Transfer, provided such agreement creates no greater obligation or cost on the part of Countrywide than otherwise set forth in this Agreement, and provided further that Countrywide shall be entitled to a servicing fee under that agreement at a rate per annum no less than the Servicing Fee Rate; and

                    (ii) provide as applicable:

                         (A) information pertaining to Countrywide of the type
               and scope customarily included in offering documents for residential mortgage-backed securities transactions involving multiple loan originators;

                         (B) such opinions of counsel, letters from auditors,
               and certificates of public officials or officers of Countrywide as are reasonably believed necessary by the trustee, any rating agency or the Purchaser, as the case may be, in connection with such Pass-Through Transfer. The Purchaser shall pay all third party costs associated with the preparation of the information described in clause
               (ii)(A) above and the delivery of any opinions, letters or certificates described in this clause (ii)(B). Countrywide shall not be required to execute any seller/servicer agreement unless a draft of the agreement is provided to Countrywide at least 10 days before the Reconstitution
               Date; and

                         (C) certain additional information with respect to
               the Mortgage Loans, including but not limited to (x) payment history and (y) income verification, asset verification and verification of employment.

               (c) In connection with any Pass-Through Transfer, Countrywide shall make all representations and warranties with respect to the Mortgage Loans as of the Closing Date and with respect to Countrywide itself as of the closing date of each whole loan transfer or Pass-Through Transfer.

               (d) In connection with any Pass-Through Transfer, Countrywide shall indemnify, defend and hold harmless the Purchaser from and against any and all losses, claims, expenses, damages or liabilities to which the Purchaser may be subject to as a result of (i) any inaccuracy or omission in information provided to the Purchaser pursuant to Section 6.07(b)(ii)(C) and
(ii) any untrue statement of any material fact contained in any information (such information, the "Countrywide Information") prepared and furnished to the Purchaser by Countrywide for inclusion in any related offering document or prospectus (collectively, "Offering Materials"), or arise out of, or are based upon, any omission in the Countrywide Information necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Purchaser for damages or expenses reasonably incurred by it; provided, however, that Countrywide shall be liable only insofar as such untrue statement or omission relates solely to the Countrywide Information in the Offering Materials furnished to the Purchaser by Countrywide specifically for inclusion in the Prospectus Supplement. The Purchaser shall indemnify, defend and hold harmless Countrywide from and against any and all losses, claims, expenses, damages or liabilities to which Countrywide may be subject to as a result of any untrue statement of any material fact contained in any Offering Materials, or arise out of, or are based upon, any omission in any information included in the Offering Materials necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse Countrywide for damages or expenses reasonably incurred by it; provided, however, that Purchaser shall be liable only insofar as such untrue statement or omission does not relate to the Countrywide Information in the

Offering Materials furnished to the Purchaser by Countrywide specifically for inclusion in the Prospectus Supplement; and.

               (e) All Mortgage Loans not sold or transferred pursuant to Pass-Through Transfers shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

               Section 6.08 Conflicts between Transaction Documents.

               In the event of any conflict, inconsistency or ambiguity between the terms and conditions of this Agreement, the Servicing Agreement, and either the related Trade Confirmation or the related Purchase Confirmation, the terms of the related Purchase Confirmation shall control. In the event of any conflict, inconsistency or ambiguity between the terms and conditions of the Trade Confirmation and the Purchase Confirmation, the terms of the Purchase Confirmation shall control.

               Section 6.09 Governing Law.

               This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the State of California applicable to agreements entered into and wholly performed within that state.

               Section 6.10 Severability Clause.

               Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to an amendment to this Agreement which places each party in the same or as economic position as each party would have been in except for such invalidity.

               Section 6.11 Successors and Assigns.

               This Agreement shall bind and inure to the benefit of and be enforceable by Countrywide and the Purchaser and the respective permitted successors and assigns of Countrywide and the Purchaser.

               Section 6.12 Relationship of Parties.

               Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of Countrywide shall be rendered as an independent contractor and not as agent for the Purchaser.

               Section 6.13 Solicitation of Mortgagor.

               From and after the Closing Date, Countrywide hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on its behalf, to personally, by telephone or mail, solicit the mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided, that Countrywide may solicit any mortgagor from whom it or its servicing affiliate has received a request for verification of mortgage, a request for demand for payoff, a mortgagor initiated written or verbal communication indicating a desire to prepay the related Mortgage Loan, or the mortgagor initiates a title search, provided further, it is understood and agreed that promotions undertaken by Countrywide or any of its affiliates which (i) concern optional insurance products or other additional projects or (ii) are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspapers, radio and television advertisements shall not constitute solicitation nor is Countrywide prohibited from responding to unsolicited requests or inquiries made by a mortgagor or an agent of a mortgagor. Notwithstanding the foregoing, the following solicitations, if undertaken by Countrywide or any affiliate of Countrywide, shall not be prohibited: (i) solicitations that are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists and newspaper, radio, television and other mass media advertisements and (ii) borrower messages included on, and statement inserts provided with, the monthly statements sent to mortgagors; provided, however, that similar messages and inserts are sent to borrowers of other mortgage loans serviced by Countrywide.

               Section 6.14 Confidentiality.

               Countrywide, the Purchaser and their agents shall keep confidential and shall not divulge to any person, other than affiliates, without the written consent of the other party, the terms of this agreement, except (i) to the extent required by law or judicial order or to enforce its rights or remedies under this agreement, the Servicing Agreement, or any applicable agreements, (ii) to the extent such information enters into the public domain other than through the wrongful act of Countrywide or the Purchaser, as the case may be, (iii) as is necessary in working with legal counsel, auditors, rating agencies, agents, taxing authorities or other governmental agencies, or (iv) in order to disclose to any and all persons, without limitation of any kind, the structure and tax aspects of this sale or any transaction and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser related to such sale, transaction and tax aspects, all as contemplated by Section 1.6011-4T(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986.

               Moreover, Countrywide understands and agrees that this Agreement, the Servicing Agreement, any other agreements executed in connection with the sale and servicing contemplated hereunder, any agreements executed in connection with a securitization of the Mortgage Loans, and any offering circulars or other disclosure documents produced in connection with such securitization are confidential and proprietary to the Purchaser, and Countrywide agrees to hold such documents confidential and not to divulge such documents to anyone except (a) to the extent required by law or judicial order or to enforce its rights or remedies under this letter agreement or the Agreements, (b) to the extent such information enters into the public domain other than through the wrongful act of Countrywide (c) as is necessary in working with legal counsel, auditors, agents, taxing authorities or other governmental agencies, or (d) in order to disclose to any and all persons, without limitation of any kind, the structure and tax aspects of this sale or such securitization and all materials of any kind (including opinions or other tax analyses) that are provided to the Purchaser related to such sale, securitization and tax aspects, all as contemplated by Section 1.6011-4T(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986. The rights and obligations set forth in this paragraph shall survive the Closing Date and shall not merge into the closing documents but shall be independently enforceable by the parties hereto.

               Section 6.15 Entire Agreement.

               This Agreement and the related Trade Confirmation and Purchase Confirmation constitute the entire understanding between the parties hereto with respect to each Mortgage Loan Package and supersede all prior or contemporaneous oral or written communications regarding same. Countrywide and the Purchaser understand and agree that no employee, agent or other representative of Countrywide or the Purchaser has any authority to bind such party with regard to any statement, representation, warranty or other expression unless said statement, representation, warranty or other expression is specifically included within the express terms of this Agreement or the related Trade Confirmation or Purchase Confirmation. Neither this Agreement nor the related Trade Confirmation or Purchase Confirmation shall be modified, amended or in any way altered except by an instrument in writing signed by both parties.

                          (SIGNATURE PAGE TO FOLLOW)

               IN WITNESS WHEREOF, Countrywide and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                  COUNTRYWIDE HOME LOANS, INC.,
                                  the Seller

                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:



                                  GOLDMAN SACHS MORTGAGE COMPANY,
                                  the Purchaser

                                  By: Goldman Sachs Real Estate Funding Corp.,
                                      its General Partner



                                  By:
                                     -------------------------------------
                                     Name
                                     Title:

                                   EXHIBIT A


                             COLLATERAL DOCUMENTS

1. Mortgage Note: The original Mortgage Note (or, if acceptable to the Purchaser, a lost note affidavit in a form acceptable to an Agency) bearing all intervening endorsements, endorsed "Pay to the order of _____________, without recourse" and signed in the name of the last endorsee by an authorized officer thereof.

2. Assignment of Mortgage: Unless the Mortgage Loan is a MERS Mortgage Loan, the original Assignment of Mortgage in blank.

3. Guarantee: The original of any guarantee executed in connection with the Mortgage Note.

4. Mortgage: The original Mortgage with evidence of recording thereon or, if such original Mortgage has not been returned to Countrywide on or prior to the Closing Date by the public recording office where such Mortgage has been delivered for recordation, a copy of such Mortgage certified by Countrywide to be a true and complete copy of the original Mortgage sent for recordation.

5. Modifications: Unless the Mortgage Loan is a MERS Mortgage Loan, the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any.

6. Intervening Assignments: The originals of all intervening assignments of Mortgage with evidence of recording thereon, provided that such originals have been returned to Countrywide by the public recording office where such intervening assignment of Mortgage has been delivered for recordation.

7. Cooperative Loans: With respect to each Cooperative Loan: (i) an original copy of the Cooperative Lease naming the Mortgagor, as tenant, or an original copy of the assignment of the Cooperative Lease to Mortgagor together with the original copy of all intervening assignments showing a complete and unbroken chain of title from the original tenant to Mortgagor and an original undated assignment, in blank, of the Cooperative Lease executed by Mortgagor; (ii) the original stock certificate in the name of the Mortgagor together with an undated original stock power relating to such stock certificate executed in blank by the Mortgagor; (iii) a fully executed original recognition agreement in substantially the same form as a standard "AZTECH" form and the original assignment thereof from Countrywide to the Purchaser together with the original copy of all intervening assignments showing a complete and unbroken chain of title from the originator of the Mortgage Loan to the Purchaser; (iv) copies of the UCC-1 financing statement naming the originator of the Cooperative Loan, as secured party, with evidence of recording thereon and, if applicable, the executed UCC-3 financing statements (Assignment) or other appropriate UCC financing statements required by applicable state law evidencing a complete and unbroken chain of title from the originator of the

        Cooperative Loan to Countrywide, with evidence of recording thereon,
        (v) an executed UCC-3 financing statement (Assignment), or other appropriate UCC financing statement required by applicable state law, evidencing the assignment by Countrywide to the Purchaser of its interest in the Cooperative Loan, with evidence of recording thereon and (vi) a consent from the cooperative corporation in connection with the Mortgagor's acquisition of the coop apartment

8.      Power of Attorney: Original power of attorney, if applicable.

                                   EXHIBIT B


                         FORM OF PURCHASE CONFIRMATION


                           [COUNTRYWIDE LETTERHEAD]


                                                                         [DATE]

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attn:  Howard Altarescu


               Re:    Purchase Confirmation ($x.xmm) (Deal No. xxxx-xxx)
               ---------------------------------------------------------

Ladies and Gentlemen:

               This purchase confirmation (the "Purchase Confirmation") between Countrywide Home Loans, Inc. ("Countrywide") and Goldman Sachs Mortgage Company ("Purchaser") sets forth our agreement pursuant to which Purchaser is purchasing, and Countrywide is selling, on a servicing-retained basis, those certain mortgage loans identified in Exhibit A hereto and more particularly described herein (the "Mortgage Loans").

               The purchase, sale and servicing of the Mortgage Loans as contemplated herein shall be governed by that certain Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between Countrywide and Purchaser (as amended herein and otherwise, the "Agreement"). By executing this Purchase Confirmation, each of Countrywide and Purchaser again makes, with respect to itself and each Mortgage Loan, as applicable, all of the covenants, representations and warranties made by each such party in the Agreement, except as the same may be amended by this Purchase Confirmation.

               All exhibits hereto are incorporated herein in their entirety. In the event there exists any inconsistency between the Agreement and this Purchase Confirmation, the latter shall be controlling notwithstanding anything contained in the Agreement to the contrary. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

               1. Assignment and Conveyance of Mortgage Loans. Upon Purchaser's payment of the Purchase Proceeds in accordance with Section 2.08 of the Agreement, Countrywide shall sell, transfer, assign and convey to Purchaser, without recourse, but subject to the terms of the Purchase Confirmation and the Agreement, all of the right, title and interest of Countrywide in and to the Mortgage Loans, excluding the servicing rights relating thereto. Each Mortgage Loan shall be serviced by Countrywide pursuant to the terms of the Agreement.

               2. Defined Terms. As used in the Agreement, the following defined terms shall have meanings set forth below with respect to the related Mortgage Loan Package.

                      a. Closing Date: [DATE].

                      b. Cut-off Date: [DATE].

                      c. Cut-off Date Balance:

                      [d. Index: On each Interest Adjustment Date, the applicable index rate shall be a rate per annum equal to [the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as published by the Board of Governors of the Federal Reserve System in Statistical Release No. H.15] [the average of interbank offered rates for six-month U.S. dollar denominated deposits in the London market (LIBOR), as published [in the Wall Street Journal] [by Fannie Mae] [the 11th District Cost of Funds as made available by the Federal Home Loan Bank] [the weekly average yield on certificates of deposit adjusted to a constant maturity of six months as published by the Board of Governors of the Federal Reserve System in Statistical Release No. H.15 or a similar publication.]]

                      e. Missing Credit Documents: As set forth in Exhibit [C] hereto.

        Notwithstanding anything contained in Section 2.04 of the Agreement to the contrary, Countrywide's obligation to repurchase from the Purchaser the Mortgage Loan related to a Missing Credit Document shall occur only in the event of a default by a Mortgagor or any material impairment of the Mortgaged Property directly arising a breach of Countrywide's obligation to deliver the Missing Credit Document within the time specified in Section 2.04 of the Agreement.

                      f. Pending Mortgage Loans: As set forth in Exhibit [C] hereto.]

                      g. Purchase Proceeds: With respect to [the Mortgage Loans] [each Mortgage Loan], and as set forth in Exhibit [A] and Exhibit [B] hereto, the sum of (a) the product of (i) the Cut-off Date Balance of [such Mortgage Loan] [such Mortgage Loans], and (ii) the purchase price percentage set forth in Exhibit [A] hereto for such [Mortgage Loan] [Mortgage Loans], and (b) accrued interest from the Cut-off Date through the day prior to the Closing Date, inclusive.

                      h. Servicing Fee Rate: [0.25%] [0.375%] [With respect to the period prior to the initial Interest Adjustment Date, [0.25]% and, thereafter, [0.375]%].

               3. Description of Mortgage Loans. Each Mortgage Loan complies with the specifications set forth below in all material respects.

                      a. Loan Type: Each Mortgage Loan is a [Adjustable Rate] [Balloon] [Fixed Rate] Mortgage Loan.

                      b. Lien Position: Each Mortgage Loan is secured by a perfected [first] [second] lien Mortgage.

                      c. Underwriting Criteria: Each Mortgage Loan [was underwritten generally in accordance with Countrywide's credit underwriting guidelines in effect at the time such Mortgage Loan was originated] [conforms to the Fannie Mae or Freddie

        Mac mortgage eligibility criteria (as such criteria applies to Countrywide) and is eligible for sale to, and securitization by, Fannie Mae or Freddie Mac] [at the time of origination was underwritten to guidelines which are consistent with an institutional investor-quality mortgage loan].

               Kindly acknowledge your agreement to the terms of this Purchase Confirmation by signing in the appropriate space below and returning this Purchase Confirmation to the undersigned. Telecopy signatures shall be deemed valid and binding to the same extent as the original.

Sincerely,                                        Agreed to and Accepted by:

COUNTRYWIDE HOME LOANS, INC.                      GOLDMAN SACHS MORTGAGE COMPANY


                                                  By:___________________________
By:                                                  Name:
     ---------------------------------------         Title:
     Name: Celia Coulter
Title: Executive Vice President

                                  EXHIBIT 4

                               AMENDMENT REG AB

                                                             EXECUTION VERSION


 AMENDMENT REG AB TO THE MASTER MORTGAGE LOAN PURCHASEAND SERVICING AGREEMENT


               This is Amendment Reg AB ("Amendment Reg AB"), dated as of January 1, 2006 by and between Goldman Sachs Mortgage Company (the "Purchaser"), and Countrywide Home Loans, Inc. (the "Company") to that certain Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 by and between the Company and the Purchaser and that certain Servicing Agreement dated as of July 1, 2004 by and between Countrywide Home Loans Servicing, LP and the Purchaser (as amended, modified or supplemented, the "Existing Agreement").

                              W I T N E S S E T H

               WHEREAS, the Company and the Purchaser have agreed, subject to the terms and conditions of this Amendment Reg AB that the Existing Agreement be amended to reflect agreed upon revisions to the terms of the Existing Agreement.

               Accordingly, the Company and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Agreement is hereby amended as follows:

1. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Existing Agreement. The Existing Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

        Commission:  The United States Securities and Exchange Commission.

        Company Information:  As defined in Section 2(g)(i)(A)(1).

        Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

        Exchange Act.  The Securities Exchange Act of 1934, as amended.

        Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were either (x) originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines or (y) individually re-underwritten by the Company to the Designated Guidelines at the time such Mortgage Loans were acquired by the Company; (ii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iii) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that either Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company or the Mortgage Loans purchased by the Company substantially comply with the Designated Guidelines.

        Reconstitution:  Any Securitization Transaction or Whole Loan Transfer.

        Reconstitution Agreement: An agreement or agreements entered into by the Company and the Purchaser and/or certain third parties in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under the Agreement.

        Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005))
or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

        Securities Act:  The Securities Act of 1933, as amended.

        Securitization Transaction: Any transaction subject to Regulation AB involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered, rated mortgage-backed securities or (2) an issuance of publicly offered, rated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

         Servicer: As defined in Section 2(c)(iii).

         Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         Static Pool Information: Static pool information as described in Item 1105.

        Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

        Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB; provided, however, that the term "Subservicer" shall not include any master servicer, or any special servicer engaged at the request of a Depositor, Purchaser or investor in a Securitization Transaction (unless such master servicer or special servicer has sole contractual privity with the Company), nor any "back-up servicer" or trustee performing servicing functions on behalf of a Securitization Transaction.

        Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

        Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

2. The Purchaser and the Company agree that the Existing Agreement is hereby amended by adding the following provisions:

        (a) Intent of the Parties; Reasonableness.

        The Purchaser and the Company acknowledge and agree that the purpose of Article 2 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Because Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act and there are market uncertainties with respect to the disclosure that investors in privately offered securities may request, the parties agree over time to negotiate in good faith with respect to the provision of comparable disclosure in private offerings.

        Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder. The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, and agrees to negotiate in good faith with the Purchaser or any Depositor with regard to any reasonable requests for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans necessary in order to effect such compliance.

        The Purchaser agrees that it will cooperate with the Company and provide sufficient and timely notice of any information requirements pertaining to a Securitization Transaction. The Purchaser will make all reasonable efforts to contain requests for information, reports or any other materials to items required for compliance with Regulation AB, and shall not request information which is not required for such compliance.

        (b) Additional Representations and Warranties of the Company.

               (i) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 2(c) that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company;
        (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

               (ii) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 2(c), the Company shall, within ten Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (i) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

        (c) Information to Be Provided by the Company.

        In connection with any Securitization Transaction the Company shall
(1) within ten Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing reasonably required for compliance with Regulation AB, the information and materials specified in paragraphs (i), (ii), (iii) and (vi) of this Section 2(c), and (2) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any

Depositor (as required by Regulation AB) the information specified in paragraph (iv) of this Section.

               (i) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (x) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent, if applicable), or (y) as applicable, each Third-Party Originator, and (z) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105 (subject to paragraph (ii) below), 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                      (A) the originator's form of organization;

                      (B) to the extent material, a description of the
               originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; if material, information regarding the size and composition of the originator's origination portfolio; and information that may be material to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

                      (C) a brief description of any material legal or
               governmental proceedings pending (or known to be contemplated by a governmental authority) against the Company, each Third-Party Originator, if applicable, and each Subservicer; and

                      (D) a description of any affiliation or relationship
               between the Company, each Third-Party Originator, if applicable, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing within eight days in advance of such Securitization
               Transaction:

                             (1)    the sponsor;
                             (2)    the depositor;
                             (3)    the issuing entity;
                             (4)    any servicer;
                             (5)    any trustee;
                             (6)    any originator;
                             (7)    any significant obligor;
                             (8)    any enhancement or support provider; and
                             (9)    any other material transaction party.

               (ii) If so requested by the Purchaser or any Depositor, and required by Regulation AB, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (a) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent, if applicable), and/or (b) as applicable, each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or, if applicable, the Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator, as applicable) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format
        (pdf) file, or other such electronic format reasonably agreeable to the Company, the Purchaser and the Depositor.

               Promptly following notice or discovery of a material error, as determined in the Company's judgment, in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph) during the applicable offering period for the securities, the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company

               If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), industry standard procedures letters of certified public accountants pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or, if applicable, Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which shall be limited to any Sponsor, any Depositor, any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction or any other party that is reasonably and customarily entitled to receive such statements and letters in a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

               (iii) If reasonably requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is reasonably requested for the purpose of compliance with Items 1108 of Regulation AB. Such information shall include, at a minimum:

                      (A) the Servicer's form of organization;

                      (B) a description of how long the Servicer has been
               servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the reasonable determination of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                         (1) whether any prior securitizations of mortgage
                    loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                    (2) the extent of outsourcing the Servicer utilizes;

                         (3) whether there has been previous disclosure of
                    material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;


                         (4) whether the Servicer has been terminated as
                    servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                         (5) such other information as the Purchaser or any
                    Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                      (C) a description of any material changes during the
               three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                      (D) information regarding the Servicer's financial
               condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

                      (E) information regarding advances made by the Servicer
               on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                      (F) a description of the Servicer's processes and
               procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                      (G) a description of the Servicer's processes for
               handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                      (H) information as to how the Servicer defines or
               determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

               (iv) If reasonably requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and, if applicable, any Third-Party Originator to) (a) notify the Purchaser and any Depositor in writing of (1) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator and (2) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (i) of this Section 2(c) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (b) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

               (v) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any applicable Reconstitution Agreement related thereto by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least

        15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

               (vi) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if reasonably requested by the Purchaser or any Depositor, the Company shall provide such information, regarding the servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

        (d) Servicer Compliance Statement.

        On or before March 5 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's servicing activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the servicing provisions of this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its servicing obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

        (e) Report on Assessment of Compliance and Attestation.

               (i) On or before March 5 of each calendar year, commencing in 2007, the Company shall:

                      (A) deliver to the Purchaser and any Depositor a report
               regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the applicable Servicing Criteria specified on a certification substantially in the form of Exhibit A hereto delivered to the Purchaser concurrently with the execution of this Agreement;

                      (B) deliver to the Purchaser and any Depositor a report
               of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                      (C) cause each Subservicer and each Subcontractor
               pursuant to Section 2(f)(ii) that "participates in the servicing function" within the meaning of Item 1122 of Regulation AB (each, a "Participating Entity"), to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section 2(e); and

                      (D) deliver to the Purchaser, Depositor or any other
               Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit A; provided that such certification delivered by the Company may not be filed as an exhibit to, or included in, any filing with the Commission, unless required by applicable law.

        The Company acknowledges that the party identified in clause (i)(D) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

               (ii) Each assessment of compliance provided by a Subservicer pursuant to Section 2(e)(i)(A) shall address each of the applicable Servicing Criteria specified on a certification substantially in the form of Exhibit A hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Participating Entity pursuant to Section 2(e)(i)(C) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2(f).

        (f) Use of Subservicers and Subcontractors.

        The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any related Reconstitution Agreement unless the Company complies with the provisions of paragraph (i) of this Subsection (f). The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any related Reconstitution Agreement unless the Company complies with the provisions of paragraph (ii) of this Subsection
(f).

               (i) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. If required by Regulation AB, the Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2(b), 2(c)(iii), 2(c)(v), 2(d), and 2(e) of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under
        Section 2(c)(iv) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2(d), any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2(e) and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2(e) as and when required to be delivered.

               (ii) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. If required by Regulation AB, the Company shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying
        (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are Participating Entities, and (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Participating Entity identified pursuant to clause (B) of this paragraph.

        The Company shall cause any such Participating Entity used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Section 2(e) of this Agreement to the same extent as if such Participating Entity were the Company. The Company shall be responsible for obtaining from each Participating Entity and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Participating Entity under
Section 2(e), in each case as and when required to be delivered.

        (g) Indemnification; Remedies.

               (i) The Company shall indemnify the Purchaser, the Depositor and each of the following parties participating in a Securitization
        Transaction: each sponsor and issuing entity; each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers and employees of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                      (A)(1) any untrue statement of a material fact contained
               or alleged to be contained in any written information, written report, certification or other material provided under this Amendment Reg AB by or on behalf of the Company, or provided under this Amendment Reg AB by or on behalf of any Subservicer,

               Participating Entity or, if applicable, Third-Party Originator (collectively, the "Company Information"), or (2) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (2) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

                      (B) any failure by the Company, any Subservicer, any
               Participating Entity or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Agreement, including any failure by the Company to identify pursuant to
               Section 2(f)(ii) any Participating Entity; or

                      (C) any breach by the Company of a representation or
               warranty set forth in Section 2(b)(i) or in a writing furnished pursuant to Section 2(b)(ii) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2(b)(ii) to the extent made as of a date subsequent to such closing date.

        In the case of any failure of performance described in clause (i)(B) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Participating Entity or any Third-Party Originator.

               (ii) (A) Any failure by the Company, any Subservicer, any Participating Entity or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Amendment Reg AB , which continues unremedied for three Business Days after receipt by the Company and the applicable Subservicer, Subcontractor, or Third-Party Originator of written notice of such failure from the Purchaser or Depositor shall, except as provided in clause (B) of this paragraph, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement related thereto without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement related thereto to the contrary) of any compensation to the Company; provided, however it is understood that the Company shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Company under this Agreement and/or any applicable Reconstitution Agreement prior to the date of such termination. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                      (B) Any failure by the Company, any Subservicer or any
               Participating Entity to deliver any information, report, certification or accountants' letter required under Regulation AB when and as required under Section 2(d) or 2(e), including any failure by the Company to identify a Participating Entity, which continues unremedied for nine calendar days after receipt by the Company and the applicable Subservicer, Subcontractor, or Third-Party Originator of written notice of such failure from the Purchaser or Depositor shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided, however it is understood that the Company shall remain entitled to receive reimbursement for all unreimbursed Monthly Advances and Servicing Advances made by the Company under this Agreement and/or any applicable Reconstitution Agreement prior to the date of such termination. Notwithstanding anything to the contrary set forth herein, to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

               (C) The Company shall promptly reimburse the Purchaser (or any affected designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Company, the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

3. Notwithstanding any other provision of this Amendment Reg AB, the Company shall seek the consent of the Purchaser for the utilization of all Subservicers and Participating Entities, when required by and in accordance with the terms of the Existing Agreement.

4. The Existing Agreement is hereby amended by adding the Exhibit attached hereto as Exhibit A to the end thereto. References in this Amendment Reg AB to "this Agreement" or words of similar import (including indirect references to the Agreement) shall be deemed to be references to the Existing Agreement as amended by this Amendment Reg AB. Except as expressly amended and modified by this Amendment Reg AB, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. In the event of a conflict between this Amendment Reg AB and any other document or agreement, including without limitation the Existing Agreement, this Amendment Reg AB shall control.


5. This Amendment Reg AB may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. This Amendment Reg AB will become effective as of the date first mentioned above. This Amendment Reg AB shall bind and inure to the benefit of and be enforceable by the Company and the Purchaser and the respective permitted successors and assigns of the Company and the successors and assigns of the Purchaser.




                           [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   GOLDMAN SACHS MORTGAGE COMPANY

                                   Purchaser

                                   By:    ___________________________________
                                   Name:  ___________________________________
                                   Title: ___________________________________



                                   COUNTRYWIDE HOME LOANS, INC.

                                   Company


                                   By:    ___________________________________
                                   Name:  ___________________________________
                                   Title: ___________________________________





                                            Signature page to Amendment Reg AB

                                      A-2
                                   EXHIBIT A

                         FORM OF ANNUAL CERTIFICATION

Re:  The [_________________] agreement dated as of [______], 200[___] (the
     "Agreement"), among [IDENTIFY PARTIES]

        I, ________________________________, the _______________________ of
Countrywide Home Loans, Inc., certify to [the Depositor][or] [Master Servicer], and [its] officers, with the knowledge and intent that they will rely upon this certification, that:

               (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

               (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

               (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

               (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

               (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                     Date:  _________________________



                                     By:    _______________________________
                                     Name
                                     Title:

                                   EXHIBIT B

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the applicable criteria identified below as "Applicable Servicing Criteria":

---------------------------------------------------------------------------------------------
                                                                                 Applicable
                                                                                  Servicing
                           Servicing Criteria                                      Criteria
---------------------------------------------------------------------------------------------
   Reference                             Criteria
---------------------------------------------------------------------------------------------
                       General Servicing Considerations
---------------------------------------------------------------------------------------------
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
1122(d)(1)(i)     accordance with the transaction agreements.
---------------------------------------------------------------------------------------------
                  If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
1122(d)(1)(ii)    servicing activities.
---------------------------------------------------------------------------------------------
                  Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained.
---------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage
                  required by and otherwise in accordance with the terms of
1122(d)(1)(iv)    the transaction agreements.
---------------------------------------------------------------------------------------------
                      Cash Collection and Administration
---------------------------------------------------------------------------------------------
                  Payments on mortgage loans are deposited into the
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
---------------------------------------------------------------------------------------------
                  Disbursements made via wire transfer on behalf of an obligor
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
---------------------------------------------------------------------------------------------
                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                  charged for such advances, are made, reviewed and approved
1122(d)(2)(iii)   as specified in the transaction agreements.
---------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set
1122(d)(2)(iv)    forth in the transaction agreements.
---------------------------------------------------------------------------------------------
                  Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally
                  insured depository institution" with respect to a foreign
                  financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)     Securities Exchange Act.
---------------------------------------------------------------------------------------------
                  Unissued checks are safeguarded so as to prevent
1122(d)(2)(vi)    unauthorized access.
---------------------------------------------------------------------------------------------



                                     B-1

---------------------------------------------------------------------------------------------
                                                                              Applicable
                                                                               Servicing
                           Servicing Criteria                                  Criteria
---------------------------------------------------------------------------------------------
   Reference                             Criteria
---------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B)
                  prepared within 30 calendar days after the bank statement
                  cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                  (D) contain explanations for reconciling items. These
                  reconciling items are resolved within 90 calendar days of
                  their original identification, or such other number of days
1122(d)(2)(vii)   specified in the transaction agreements.
---------------------------------------------------------------------------------------------
                      Investor Remittances and Reporting
---------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the
                  Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction
                  agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal
                  balance and number of mortgage loans serviced by the
1122(d)(3)(i)     Servicer.
---------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other
1122(d)(3)(ii)    terms set forth in the transaction agreements.
---------------------------------------------------------------------------------------------
                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such
                  other number of days specified in the
1122(d)(3)(iii)   transaction agreements.
---------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment,
1122(d)(3)(iv)    or custodial bank statements.
---------------------------------------------------------------------------------------------
                           Pool Asset Administration
---------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as
                  required by the transaction agreements or related mortgage
1122(d)(4)(i)     loan documents.
---------------------------------------------------------------------------------------------
                  Mortgage loan and related  documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
---------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------
                  Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                  posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                  allocated to principal, interest or other items (e.g.,
                  escrow) in accordance with the related mortgage loan
1122(d)(4)(iv)    documents.
---------------------------------------------------------------------------------------------
                  The Servicer's records regarding the mortgage loans agree
                  with the Servicer's records with respect to an obligor's
1122(d)(4)(v)     unpaid principal balance.
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                                      B-2


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                                                                              Applicable
                                                                               Servicing
                           Servicing Criteria                                  Criteria
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   Reference                             Criteria
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                  Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
---------------------------------------------------------------------------------------------
                  Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with the
                  timeframes or other requirements established by the
1122(d)(4)(vii)   transaction agreements.
---------------------------------------------------------------------------------------------
                  Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's
                  activities in monitoring delinquent mortgage loans
                  including, for example, phone calls, letters and payment
                  rescheduling plans in cases where delinquency is deemed
1122(d)(4)(viii)  temporary (e.g., illness or unemployment).
---------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for
                  mortgage loans with variable rates are computed based on the
1122(d)(4)(ix)    related mortgage loan documents.
---------------------------------------------------------------------------------------------
                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                  mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other
1122(d)(4)(x)     number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------
                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such
                  support has been received by the servicer at least 30
                  calendar days prior to these dates, or such other number of
1122(d)(4)(xi)    days specified in the transaction agreements.
---------------------------------------------------------------------------------------------
                  Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late
1122(d)(4)(xii)   payment was due to the obligor's error or omission.
---------------------------------------------------------------------------------------------
                  Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
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                                     B-3




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                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
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                  Any external enhancement or other support, identified in
                  Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the
1122(d)(4)(xv)    transaction agreements.
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                                          [NAME OF COMPANY] [NAME OF SUBSERVICER]


                                          Date:  ____________________________________________



                                          By:    ____________________________________________
                                          Name:  ____________________________________________
                                          Title: ____________________________________________



                                     B-4


